UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2023

WESTERN ASSET

CORPORATE BOND FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Corporate Bond Fund for the twelve-month reporting period ended December 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2024

II	Western Asset Corporate Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in corporate debt securities (including notes, bonds, debentures and commercial paper) and at least 80% of its assets in “investment grade” debt securities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories or, if unrated, securities that we determined to be of comparable credit quality. These securities may be secured or unsecured, may be issued by U.S. or foreign entities and may carry variable or floating rates of interest. The Fund also may invest in U.S. government securities and U.S. dollar denominated fixed income securities of foreign issuers. The Fund may invest in securities of any maturity or duration.

The Fund may invest up to 25% of its assets in non-U.S. dollar denominated fixed income securities of foreign issuers. The Fund intends to invest not more than 10% of its assets in non-U.S. dollar denominated fixed income securities of foreign issuers for which the Fund has not implemented a currency hedge.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options, swaps, interest rate swaps, credit default swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards, futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policies. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. fixed income market experienced periods of elevated volatility, but ultimately generated solid results in 2023. The market moved higher over the first quarter of the reporting period amid shifting expectations for Federal Reserve Board (the “Fed”) rate hikes. Turmoil in the regional banking industry also triggered a flight to quality assets. Those market gains were then erased during the second and third quarters of 2023, as persistent inflation led to expectations of a “higher for longer” interest rate environment. The market ended the year on a positive note, as the Fed indicated it would likely pivot from raising rates to cutting rates in 2024. Moderating inflation and hopes that the central bank could orchestrate a “soft landing” for the economy also supported the market.

Western Asset Corporate Bond Fund 2023 Annual Report	1

Fund overview (cont’d)

Short-term U.S. Treasury yields declined as inflation fell and the Fed indicated the likely end of its rate hike cycle. The yield for the two-year treasury note began the reporting period at 4.41% and ended at 4.23%. The low of 3.75% was on May 4, 2023, and the peak of 5.19% occurred on October 17 and 18, 2023. The yield for the ten-year Treasury note began and ended the reporting period at 3.88%. The low of 3.30% was on April 5 and 6, 2023, and the peak of 4.98% occurred on October 19, 2023.

All told, the overall credit market, as represented by the Bloomberg U.S. Credit Indexi, returned 8.18% during the twelve months ended December 31, 2023. Over the same period, the overall bond market, as measured by the Bloomberg U.S. Aggregate Indexii, returned 5.53%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We tactically managed the Fund’s duration, decreasing the Fund’s exposure to the short-end of the curve and adding to the long-end of the curve. Overall, we ended the reporting period with duration only slightly lower than where we started. Elsewhere, we increased the Fund’s allocations to investment-grade bonds and utilities (electric). Conversely, we reduced the Fund’s allocations to below-investment-grade securities, emerging markets (corporates) and financials (banking).

During the reporting period, Treasury and euro futures, which were used to manage the Fund’s duration and yield curve positioning, detracted from performance. Credit default swaps and investment-grade index swaps, which were used for hedging purposes, detracted from performance. Currency forwards, which were used to manage the Fund’s currency exposures, modestly detracted from performance.

Performance review

For the twelve months ended December 31, 2023, Class A shares of Western Asset Corporate Bond Fund, excluding sales charges, returned 7.41%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Credit Index, returned 8.18% for the same period.

Performance Snapshot as of December 31, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Corporate Bond Fund:
Class A	5.12%	7.41%
Class C	4.77%	6.70%
Class C1[1]	4.91%	6.84%
Class I	5.29%	7.76%
Class P	5.00%	7.18%
Bloomberg U.S. Credit Index	4.90%	8.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Corporate Bond Fund 2023 Annual Report

Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2023 for Class A, Class C, Class C1, Class I and Class P shares were 4.94%, 4.47%, 4.59%, 5.44% and 4.93%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2023, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class P shares were 0.89%, 1.56%, 1.84%, 0.60% and 1.09%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.40% for Class C1 shares, 0.55% for Class I shares and 1.20% for Class P shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was the Fund’s allocation to lower quality, with securities rated BBB and below meaningfully beating the benchmark. In terms of sector selection, an overweight to energy provided the largest contribution to performance. Issue selection within energy, information

Western Asset Corporate Bond Fund 2023 Annual Report	3

Fund overview (cont’d)

technology (“IT”), and consumers (both cyclical1 and non-cyclical2) were also notably additive to performance. In terms of individual holdings, overweights to Energy Transfer (energy), Kyndryl Holdings (IT), Sands China (consumer cyclicals), and Altria Group (consumer non-cyclicals) were our primary drivers of returns.

Q. What were the leading detractors from performance?

A. The largest detractors from the Fund’s relative performance during the reporting period were its overweight to financials and underweight to the IT sectors. Despite the multiple banking crises in the reporting period, our performance from allocation to that sector ended nearly flat. Looking at issue selection, within banking, our overweight to Credit Suisse was a major headwind for returns. Within basic industry, our slight underweights across several issuers detracted from performance. Finally, our overweight to duration slightly detracted from returns despite bond yields spiking drastically during the reporting period, thanks to our active duration and curve management.

Thank you for your investment in the Western Asset Corporate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 17, 2024

RISKS: The Fund is subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High yield bonds, also known as “junk” bonds, possess greater price volatility, illiquidity and possibility of default than higher grade bonds. Foreign investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 48 for a list and percentage breakdown of the Fund’s holdings.

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.
[2]	Non-cyclicals consists of the following industries: consumer products, food/beverage, health care, pharmaceuticals, supermarkets and tobacco.

4	Western Asset Corporate Bond Fund 2023 Annual Report

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2023 were: financials (27.3%), energy (15.5%), industrials (9.8%), consumer discretionary (8.4%) and utilities (5.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The Bloomberg U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB or higher).
ii

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Western Asset Corporate Bond Fund 2023 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2023 and December 31, 2022, and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Corporate Bond Fund 2023 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2023 and held for the six months ended December 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.12%	$1,000.00	$1,051.20	0.87%	$4.50	Class A	5.00%	$1,000.00	$1,020.82	0.87%	$4.43
Class C	4.77	1,000.00	1,047.70	1.54	7.95	Class C	5.00	1,000.00	1,017.44	1.54	7.83
Class C1	4.91	1,000.00	1,049.10	1.40	7.23	Class C1	5.00	1,000.00	1,018.15	1.40	7.12
Class I	5.29	1,000.00	1,052.90	0.55	2.85	Class I	5.00	1,000.00	1,022.43	0.55	2.80
Class P	5.00	1,000.00	1,050.00	1.10	5.68	Class P	5.00	1,000.00	1,019.66	1.10	5.60

Western Asset Corporate Bond Fund 2023 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Corporate Bond Fund 2023 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class I	Class P
Twelve Months Ended 12/31/23	7.41%	6.70%	6.84%	7.76%	7.18%
Five Years Ended 12/31/23	2.36	1.68	1.89	2.69	2.16
Ten Years Ended 12/31/23	3.00	2.30	2.53	3.33	2.82

With sales charges[2]	Class A	Class C	Class C1	Class I	Class P
Twelve Months Ended 12/31/23	3.38%	5.70%	5.84%	7.76%	7.18%
Five Years Ended 12/31/23	1.47	1.68	1.89	2.69	2.16
Ten Years Ended 12/31/23	2.55	2.30	2.53	3.33	2.82

Cumulative total returns
Without sales charges[1]
Class A (12/31/13 through 12/31/23)	34.44%
Class C (12/31/13 through 12/31/23)	25.52
Class C1 (12/31/13 through 12/31/23)	28.39
Class I (12/31/13 through 12/31/23)	38.82
Class P (12/31/13 through 12/31/23)	32.10

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% on purchases made prior to August 15, 2022. Purchases made on or after August 15, 2022 incur a maximum initial sales charge of 3.75%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Western Asset Corporate Bond Fund 2023 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Corporate Bond Fund vs. Bloomberg U.S. Credit Index† — December 2013 - December 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Corporate Bond Fund on December 31, 2013, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2023. Effective August 15, 2022, the maximum initial sales charge was reduced to 3.75%. Returns based on an initial investment made prior to August 15, 2022 have not been restated to reflect the new maximum initial sales charge. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Credit Index. The Bloomberg U.S. Credit Index (the “Index”) is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class A shares indicated on this chart, depending on whether higher or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Corporate Bond Fund 2023 Annual Report

Schedule of investments

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 84.8%
Communication Services — 4.6%
Diversified Telecommunication Services — 1.5%
AT&T Inc., Senior Notes	6.950%	1/15/28	3,460,000	$3,625,573
AT&T Inc., Senior Notes	4.500%	5/15/35	1,820,000	1,725,355
AT&T Inc., Senior Notes	6.375%	3/1/41	1,063,000	1,167,558
AT&T Inc., Senior Notes	4.800%	6/15/44	208,000	190,244
AT&T Inc., Senior Notes	4.500%	3/9/48	690,000	602,789	(a)
AT&T Inc., Senior Notes	3.500%	9/15/53	216,000	156,931
AT&T Inc., Senior Notes	3.550%	9/15/55	1,793,000	1,290,359
AT&T Inc., Senior Notes	3.800%	12/1/57	1,680,000	1,250,260
AT&T Inc., Senior Notes	3.650%	9/15/59	133,000	95,436
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	255,000	315,775
Telefonica Emisiones SA, Senior Notes	4.665%	3/6/38	230,000	210,617
Telefonica Emisiones SA, Senior Notes	5.213%	3/8/47	500,000	464,121
Verizon Communications Inc., Senior Notes	1.500%	9/18/30	1,110,000	915,016
Verizon Communications Inc., Senior Notes	2.550%	3/21/31	678,000	584,793
Verizon Communications Inc., Senior Notes	2.650%	11/20/40	290,000	209,163
Verizon Communications Inc., Senior Notes	3.400%	3/22/41	1,180,000	939,981
Verizon Communications Inc., Senior Notes	2.850%	9/3/41	540,000	399,342
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	230,000	264,912
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	190,000	162,883
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	470,000	390,879
Verizon Communications Inc., Senior Notes	2.875%	11/20/50	360,000	245,056
Verizon Communications Inc., Senior Notes	2.987%	10/30/56	440,000	292,438
Total Diversified Telecommunication Services				15,499,481
Entertainment — 0.4%
Walt Disney Co., Senior Notes	6.200%	12/15/34	70,000	79,206
Walt Disney Co., Senior Notes	6.400%	12/15/35	69,000	78,586
Walt Disney Co., Senior Notes	6.650%	11/15/37	160,000	188,053
Walt Disney Co., Senior Notes	5.400%	10/1/43	690,000	723,478
Warnermedia Holdings Inc., Senior Notes	5.050%	3/15/42	2,840,000	2,505,108
Total Entertainment				3,574,431
Interactive Media & Services — 0.1%
Tencent Holdings Ltd., Senior Notes	3.840%	4/22/51	1,120,000	837,917	(a)
Media — 2.0%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.750%	2/15/28	3,179,000	3,003,347

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	11

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	2.250%	1/15/29	2,560,000	$2,222,699
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	6/1/41	830,000	587,395
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	3/1/42	790,000	550,226
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.125%	7/1/49	1,540,000	1,252,720
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.850%	4/1/61	450,000	280,847
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.950%	6/30/62	1,190,000	749,990
Comcast Corp., Senior Notes	7.050%	3/15/33	880,000	1,027,007
Comcast Corp., Senior Notes	4.200%	8/15/34	100,000	95,649
Comcast Corp., Senior Notes	6.500%	11/15/35	205,000	233,451
Comcast Corp., Senior Notes	3.969%	11/1/47	200,000	168,117
Comcast Corp., Senior Notes	2.887%	11/1/51	7,000	4,739
Comcast Corp., Senior Notes	2.937%	11/1/56	2,113,000	1,391,004
Comcast Corp., Senior Notes	4.950%	10/15/58	800,000	784,729
DISH DBS Corp., Senior Notes	5.875%	11/15/24	600,000	563,129
Fox Corp., Senior Notes	6.500%	10/13/33	1,380,000	1,494,642
Fox Corp., Senior Notes	5.476%	1/25/39	880,000	856,545
NBCUniversal Media LLC, Senior Notes	4.450%	1/15/43	62,000	56,751
Time Warner Cable Enterprises LLC, Senior Secured Notes	8.375%	7/15/33	1,438,000	1,666,859
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	610,000	601,775
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	1,030,000	1,063,490
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	2,130,000	2,115,235
Total Media				20,770,346
Wireless Telecommunication Services — 0.6%
Sprint LLC, Senior Notes	7.125%	6/15/24	2,027,000	2,037,159

See Notes to Financial Statements.

12	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
T-Mobile USA Inc., Senior Notes	2.550%	2/15/31	1,460,000	$1,258,217
T-Mobile USA Inc., Senior Notes	2.250%	11/15/31	760,000	633,160
T-Mobile USA Inc., Senior Notes	4.375%	4/15/40	150,000	135,459
T-Mobile USA Inc., Senior Notes	3.000%	2/15/41	1,500,000	1,123,603
T-Mobile USA Inc., Senior Notes	3.300%	2/15/51	1,000,000	723,247
Vodafone Group PLC, Senior Notes	6.150%	2/27/37	370,000	400,587
Total Wireless Telecommunication Services				6,311,432
Total Communication Services				46,993,607
Consumer Discretionary — 8.4%
Automobile Components — 0.6%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	6,370,000	6,301,808	(a)
Automobiles — 2.6%
Ford Holdings LLC, Senior Notes	9.300%	3/1/30	300,000	343,228
Ford Motor Co., Senior Notes	3.250%	2/12/32	540,000	449,346
Ford Motor Co., Senior Notes	4.750%	1/15/43	420,000	347,197
Ford Motor Credit Co. LLC, Senior Notes	6.950%	3/6/26	990,000	1,014,575
Ford Motor Credit Co. LLC, Senior Notes	2.700%	8/10/26	1,150,000	1,065,629
Ford Motor Credit Co. LLC, Senior Notes	4.950%	5/28/27	3,010,000	2,938,826
Ford Motor Credit Co. LLC, Senior Notes	4.125%	8/17/27	420,000	397,973
Ford Motor Credit Co. LLC, Senior Notes	3.625%	6/17/31	780,000	673,029
Ford Motor Credit Co. LLC, Senior Notes	7.122%	11/7/33	2,050,000	2,209,864
General Motors Co., Senior Notes	6.125%	10/1/25	1,450,000	1,469,912
General Motors Co., Senior Notes	5.600%	10/15/32	1,398,000	1,430,065
General Motors Co., Senior Notes	6.600%	4/1/36	560,000	600,120
General Motors Co., Senior Notes	6.750%	4/1/46	770,000	829,702
General Motors Co., Senior Notes	5.950%	4/1/49	190,000	186,295
Nissan Motor Acceptance Co. LLC, Senior Notes	1.050%	3/8/24	2,120,000	2,100,266	(a)
Nissan Motor Acceptance Co. LLC, Senior Notes	2.000%	3/9/26	510,000	468,885	(a)
Nissan Motor Acceptance Co. LLC, Senior Notes	1.850%	9/16/26	370,000	332,897	(a)
Nissan Motor Acceptance Co. LLC, Senior Notes	2.750%	3/9/28	240,000	211,947	(a)
Nissan Motor Co. Ltd., Senior Notes	3.522%	9/17/25	7,675,000	7,392,614	(a)
Nissan Motor Co. Ltd., Senior Notes	4.810%	9/17/30	220,000	205,812	(a)
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	1,730,000	1,756,235	(a)
Total Automobiles				26,424,417

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	13

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Broadline Retail — 0.9%
Alibaba Group Holding Ltd., Senior Notes	2.125%	2/9/31	840,000	$696,578
Alibaba Group Holding Ltd., Senior Notes	2.700%	2/9/41	500,000	342,463
Alibaba Group Holding Ltd., Senior Notes	4.200%	12/6/47	200,000	163,484
Alibaba Group Holding Ltd., Senior Notes	3.150%	2/9/51	1,570,000	1,030,795
Amazon.com Inc., Senior Notes	3.875%	8/22/37	720,000	668,833
Amazon.com Inc., Senior Notes	3.950%	4/13/52	270,000	236,507
MercadoLibre Inc., Senior Notes	2.375%	1/14/26	240,000	224,294
MercadoLibre Inc., Senior Notes	3.125%	1/14/31	920,000	788,779
Nordstrom Inc., Senior Notes	2.300%	4/8/24	2,500,000	2,474,575
QVC Inc., Senior Secured Notes	4.850%	4/1/24	2,180,000	2,159,868
Total Broadline Retail				8,786,176
Diversified Consumer Services — 0.0%††
California Institute of Technology, Senior Notes	3.650%	9/1/2119	590,000	421,196
Hotels, Restaurants & Leisure — 3.3%
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	540,000	508,097	(a)
Genting New York LLC/GENNY Capital Inc., Senior Notes	3.300%	2/15/26	4,519,000	4,118,519	(a)
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	699,000	685,867
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	5,930,000	5,702,288
McDonald’s Corp., Senior Notes	4.450%	3/1/47	660,000	604,538
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	990,000	875,932	(a)
Sands China Ltd., Senior Notes	5.375%	8/8/25	5,973,000	5,894,149
Sands China Ltd., Senior Notes	4.300%	1/8/26	2,901,000	2,787,653
Sands China Ltd., Senior Notes	4.300%	1/8/26	150,000	144,148	(b)
Sands China Ltd., Senior Notes	5.650%	8/8/28	1,890,000	1,875,397
Sands China Ltd., Senior Notes	4.625%	6/18/30	870,000	792,772	(b)
Sands China Ltd., Senior Notes	4.625%	6/18/30	1,580,000	1,439,747
Sands China Ltd., Senior Notes	3.500%	8/8/31	1,050,000	880,796
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	5.500%	3/1/25	780,000	776,519	(a)
Wynn Macau Ltd., Senior Notes	4.875%	10/1/24	7,110,000	7,024,897	(a)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	420,000	373,654	(a)
Total Hotels, Restaurants & Leisure				34,484,973
Household Durables — 0.3%
MDC Holdings Inc., Senior Notes	2.500%	1/15/31	1,290,000	1,061,160

See Notes to Financial Statements.

14	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — continued
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	570,000	$531,112
Newell Brands Inc., Senior Notes	4.000%	12/1/24	1,340,000	1,315,329
Total Household Durables				2,907,601
Specialty Retail — 0.3%
Lithia Motors Inc., Senior Notes	4.625%	12/15/27	600,000	577,076	(a)
Lithia Motors Inc., Senior Notes	3.875%	6/1/29	840,000	759,519	(a)
Lowe’s Cos. Inc., Senior Notes	1.700%	10/15/30	460,000	382,295
Lowe’s Cos. Inc., Senior Notes	2.800%	9/15/41	770,000	563,117
Lowe’s Cos. Inc., Senior Notes	4.250%	9/15/44	6,000	4,947
Lowe’s Cos. Inc., Senior Notes	3.000%	10/15/50	1,450,000	987,584
Total Specialty Retail				3,274,538
Textiles, Apparel & Luxury Goods — 0.4%
Tapestry Inc., Senior Notes	7.000%	11/27/26	3,720,000	3,858,048
Tapestry Inc., Senior Notes	7.700%	11/27/30	510,000	537,293
Total Textiles, Apparel & Luxury Goods				4,395,341
Total Consumer Discretionary				86,996,050
Consumer Staples — 2.0%
Beverages — 0.0%††
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	597,000	565,712
Constellation Brands Inc., Senior Notes	3.500%	5/9/27	60,000	57,841
Total Beverages				623,553
Consumer Staples Distribution & Retail — 0.2%
Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC, Senior Notes	5.875%	2/15/28	1,760,000	1,762,281	(a)
Food Products — 0.3%
J M Smucker Co., Senior Notes	6.200%	11/15/33	1,900,000	2,073,320
Mars Inc., Senior Notes	2.375%	7/16/40	940,000	674,921	(a)
Total Food Products				2,748,241
Personal Care Products — 0.1%
Kenvue Inc., Senior Notes	5.050%	3/22/53	380,000	393,482
Kenvue Inc., Senior Notes	5.200%	3/22/63	330,000	345,413
Total Personal Care Products				738,895
Tobacco — 1.4%
Altria Group Inc., Senior Notes	4.800%	2/14/29	397,000	396,097
Altria Group Inc., Senior Notes	2.450%	2/4/32	4,400,000	3,590,921
Altria Group Inc., Senior Notes	3.400%	2/4/41	2,450,000	1,796,854
Altria Group Inc., Senior Notes	4.250%	8/9/42	60,000	48,838
Altria Group Inc., Senior Notes	3.875%	9/16/46	200,000	150,187

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	15

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — continued
Altria Group Inc., Senior Notes	5.950%	2/14/49	600,000	$612,519
BAT Capital Corp., Senior Notes	2.259%	3/25/28	2,070,000	1,853,705
BAT International Finance PLC, Senior Notes	5.931%	2/2/29	3,150,000	3,275,056
Philip Morris International Inc., Senior Notes	1.750%	11/1/30	1,680,000	1,385,706
Reynolds American Inc., Senior Notes	8.125%	5/1/40	760,000	873,162
Reynolds American Inc., Senior Notes	5.850%	8/15/45	600,000	562,726
Total Tobacco				14,545,771
Total Consumer Staples				20,418,741
Energy — 15.5%
Oil, Gas & Consumable Fuels — 15.5%
Apache Corp., Senior Notes	7.950%	4/15/26	685,000	719,264
Apache Corp., Senior Notes	5.350%	7/1/49	1,690,000	1,407,790
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	4,124,000	3,994,135	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	2,590,000	2,626,397	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	1,824,000	1,814,689	(a)
BP Capital Markets America Inc., Senior Notes	3.000%	2/24/50	990,000	700,943
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	710,000	605,812
Chesapeake Energy Corp., Senior Notes	5.500%	2/1/26	4,900,000	4,861,971	(a)
Chesapeake Energy Corp., Senior Notes	6.750%	4/15/29	1,460,000	1,475,145	(a)
Chord Energy Corp., Senior Notes	6.375%	6/1/26	1,198,000	1,199,210	(a)
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	2,490,000	2,104,371
Columbia Pipelines Holding Co. LLC, Senior Notes	6.055%	8/15/26	410,000	419,879	(a)
Columbia Pipelines Holding Co. LLC, Senior Notes	6.042%	8/15/28	1,370,000	1,415,030	(a)
Columbia Pipelines Operating Co. LLC, Senior Notes	6.036%	11/15/33	1,890,000	1,980,280	(a)
ConocoPhillips Co., Senior Notes	5.050%	9/15/33	1,910,000	1,963,363
Continental Resources Inc., Senior Notes	2.268%	11/15/26	400,000	368,208	(a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	1,510,000	1,463,225
Continental Resources Inc., Senior Notes	2.875%	4/1/32	3,020,000	2,452,490	(a)
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	530,000	513,054
DCP Midstream Operating LP, Senior Notes	3.250%	2/15/32	1,150,000	998,571
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	790,000	842,345	(a)
Devon Energy Corp., Senior Notes	5.250%	10/15/27	72,000	72,438
Devon Energy Corp., Senior Notes	5.875%	6/15/28	994,000	1,004,745

See Notes to Financial Statements.

16	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Devon Energy Corp., Senior Notes	4.500%	1/15/30	400,000	$384,363
Devon Energy Corp., Senior Notes	7.950%	4/15/32	519,000	604,749
Devon Energy Corp., Senior Notes	5.600%	7/15/41	2,750,000	2,663,082
Devon Energy Corp., Senior Notes	5.000%	6/15/45	1,580,000	1,398,106
Devon OEI Operating LLC, Senior Notes	7.500%	9/15/27	1,400,000	1,480,908
Diamondback Energy Inc., Senior Notes	4.400%	3/24/51	2,630,000	2,180,139
Ecopetrol SA, Senior Notes	4.625%	11/2/31	1,560,000	1,325,066
Ecopetrol SA, Senior Notes	5.875%	5/28/45	499,000	394,716
Ecopetrol SA, Senior Notes	5.875%	11/2/51	1,150,000	871,395
El Paso Natural Gas Co. LLC, Senior Notes	7.500%	11/15/26	815,000	871,257
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	500,000	500,784	(a)
Energy Transfer LP, Junior Subordinated Notes (6.500% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 5.694%)	6.500%	11/15/26	885,000	843,210	(c)(d)
Energy Transfer LP, Junior Subordinated Notes (6.625% to 2/15/28 then 3 mo. USD LIBOR + 4.155%)	6.625%	2/15/28	890,000	746,478	(c)(d)
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	3,920,000	3,753,763	(c)(d)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	1,170,000	1,081,055	(c)(d)
Energy Transfer LP, Senior Notes	4.950%	6/15/28	2,018,000	2,012,121
Energy Transfer LP, Senior Notes	6.000%	2/1/29	6,510,000	6,572,748	(a)
Energy Transfer LP, Senior Notes	5.250%	4/15/29	670,000	675,543
Energy Transfer LP, Senior Notes	8.250%	11/15/29	1,281,000	1,460,074
Energy Transfer LP, Senior Notes	6.400%	12/1/30	2,390,000	2,558,110
Energy Transfer LP, Senior Notes	7.375%	2/1/31	254,000	267,096	(a)
Energy Transfer LP, Senior Notes	5.800%	6/15/38	120,000	120,803
Energy Transfer LP, Senior Notes	6.125%	12/15/45	290,000	292,734
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	360,000	325,700
Enterprise Products Operating LLC, Senior Notes	6.875%	3/1/33	1,350,000	1,550,537
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	270,000	285,053
Enterprise Products Operating LLC, Senior Notes	4.250%	2/15/48	2,650,000	2,331,687

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	17

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLC, Senior Notes	3.300%	2/15/53	2,290,000	$1,698,865
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	720,000	584,457
Enterprise Products Operating LLC, Senior Notes (3 mo. Term SOFR + 3.248%)	8.638%	8/16/77	3,000,000	2,986,433	(d)
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. Term SOFR + 2.832%)	5.375%	2/15/78	3,260,000	2,929,893	(d)
EQM Midstream Partners LP, Senior Notes	7.500%	6/1/27	1,790,000	1,845,529	(a)
EQT Corp., Senior Notes	6.125%	2/1/25	705,000	708,578
EQT Corp., Senior Notes	3.125%	5/15/26	1,440,000	1,367,567	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	380,000	363,763
EQT Corp., Senior Notes	3.625%	5/15/31	1,340,000	1,198,396	(a)
Exxon Mobil Corp., Senior Notes	4.227%	3/19/40	660,000	613,035
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	60,000	47,128
Florida Gas Transmission Co. LLC, Senior Notes	2.300%	10/1/31	4,910,000	4,030,897	(a)
KazMunayGas National Co. JSC, Senior Notes	3.500%	4/14/33	1,000,000	833,567	(a)
Kinder Morgan Energy Partners LP, Senior Notes	7.300%	8/15/33	390,000	442,295
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	20,000	19,870
MPLX LP, Senior Notes	4.500%	4/15/38	4,190,000	3,735,510
Northwest Pipeline LLC, Senior Notes	7.125%	12/1/25	2,070,000	2,123,249
Northwest Pipeline LLC, Senior Notes	4.000%	4/1/27	2,280,000	2,252,706
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	530,000	507,427
Occidental Petroleum Corp., Senior Notes	7.125%	10/15/27	550,000	575,196
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	1,480,000	1,685,504
Occidental Petroleum Corp., Senior Notes	7.950%	6/15/39	860,000	1,003,147
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	170,000	134,644
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	320,000	260,917
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	100,000	72,330
ONEOK Inc., Senior Notes	6.050%	9/1/33	3,570,000	3,784,111
ONEOK Inc., Senior Notes	6.625%	9/1/53	2,250,000	2,520,901
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	1,170,000	1,129,083	(a)
Permian Resources Operating LLC, Senior Notes	6.875%	4/1/27	1,710,000	1,710,700	(a)
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	1,780,000	1,767,932

See Notes to Financial Statements.

18	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	5.500%	6/10/51	1,010,000	$852,406
Petroleos del Peru SA, Senior Notes	5.625%	6/19/47	420,000	259,130	(a)
Petroleos Mexicanos, Senior Notes	6.875%	10/16/25	3,030,000	2,983,121
Pioneer Natural Resources Co., Senior Notes	5.100%	3/29/26	1,130,000	1,138,575
Pioneer Natural Resources Co., Senior Notes	2.150%	1/15/31	1,310,000	1,113,599
Plains All American Pipeline LP, Junior Subordinated Notes (3 mo. Term SOFR + 4.372%)	9.751%	1/29/24	3,932,000	3,818,955	(c)(d)
Plains All American Pipeline LP/PAA Finance Corp., Senior Notes	6.700%	5/15/36	150,000	158,031
Range Resources Corp., Senior Notes	4.875%	5/15/25	1,630,000	1,610,905
Range Resources Corp., Senior Notes	8.250%	1/15/29	1,000,000	1,036,222
Reliance Industries Ltd., Senior Notes	2.875%	1/12/32	3,160,000	2,709,637	(a)
Shell International Finance BV, Senior Notes	4.375%	5/11/45	570,000	523,177
Shell International Finance BV, Senior Notes	3.250%	4/6/50	370,000	278,284
SilverBow Resources Inc., Secured Notes (3 mo. Term SOFR + 7.750%)	13.135%	12/15/28	3,120,000	3,088,800	(a)(d)(e)(f)
Southwestern Energy Co., Senior Notes	8.375%	9/15/28	590,000	611,451
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	580,000	537,345
Targa Resources Corp., Senior Notes	4.200%	2/1/33	2,460,000	2,263,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	720,000	744,235
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	1,790,000	1,741,142
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.000%	1/15/32	1,250,000	1,142,894
Tennessee Gas Pipeline Co. LLC, Senior Notes	7.000%	3/15/27	1,250,000	1,318,134
Tennessee Gas Pipeline Co. LLC, Senior Notes	7.000%	10/15/28	3,510,000	3,807,329
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.250%	12/1/26	1,580,000	1,663,042
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	1,320,000	1,167,338
Western Midstream Operating LP, Senior Notes	3.100%	2/1/25	1,086,000	1,057,533

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	19

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	400,000	$390,346
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	1,710,000	1,682,313
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	170,000	166,101
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	1,110,000	1,039,327
Western Midstream Operating LP, Senior Notes	6.150%	4/1/33	1,470,000	1,529,018
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	1,950,000	1,768,170
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	530,000	461,988
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	910,000	812,862
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	630,000	565,636
Total Energy				159,529,058
Financials — 27.1%
Banks — 15.7%
ABN AMRO Bank NV, Senior Notes (6.339%to 9/18/26 then 1 year Treasury Constant Maturity Rate + 1.650%)	6.339%	9/18/27	900,000	920,251	(a)(d)
Banco Mercantil del Norte SA, Junior Subordinated Notes (8.375% to 10/14/30 then 10 year Treasury Constant Maturity Rate + 7.760%)	8.375%	10/14/30	1,370,000	1,352,793	(a)(c)(d)
Banco Santander SA, Junior Subordinated Notes (9.625% to 11/21/33 then 5 year Treasury Constant Maturity Rate + 5.298%)	9.625%	5/21/33	2,000,000	2,190,000	(c)(d)
Banco Santander SA, Senior Notes	6.607%	11/7/28	2,000,000	2,131,014
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	2,000,000	1,926,333	(d)
Bank of America Corp., Senior Notes (1.898% to 7/23/30 then SOFR + 1.530%)	1.898%	7/23/31	750,000	613,937	(d)
Bank of America Corp., Senior Notes (1.922% to 10/24/30 then SOFR + 1.370%)	1.922%	10/24/31	3,390,000	2,753,948	(d)
Bank of America Corp., Senior Notes (2.299% to 7/21/31 then SOFR + 1.220%)	2.299%	7/21/32	3,520,000	2,875,573	(d)

See Notes to Financial Statements.

20	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Senior Notes (2.572% to 10/20/31 then SOFR + 1.210%)	2.572%	10/20/32	1,170,000	$970,496	(d)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	800,000	689,879	(d)
Bank of America Corp., Senior Notes (2.676% to 6/19/40 then SOFR + 1.930%)	2.676%	6/19/41	420,000	300,531	(d)
Bank of America Corp., Senior Notes (2.687% to 4/22/31 then SOFR + 1.320%)	2.687%	4/22/32	1,720,000	1,452,973	(d)
Bank of America Corp., Senior Notes (2.831% to 10/24/50 then SOFR + 1.880%)	2.831%	10/24/51	260,000	175,844	(d)
Bank of America Corp., Senior Notes (2.884% to 10/22/29 then 3 mo. Term SOFR + 1.452%)	2.884%	10/22/30	1,600,000	1,420,860	(d)
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. Term SOFR + 1.472%)	3.974%	2/7/30	300,000	284,235	(d)
Bank of America Corp., Senior Notes (4.271% to 7/23/28 then 3 mo. Term SOFR + 1.572%)	4.271%	7/23/29	1,130,000	1,091,886	(d)
Bank of America Corp., Senior Notes (4.330% to 3/15/49 then 3 mo. Term SOFR + 1.782%)	4.330%	3/15/50	140,000	123,425	(d)
Bank of America Corp., Senior Notes (4.443% to 1/20/47 then 3 mo. Term SOFR + 2.252%)	4.443%	1/20/48	90,000	81,013	(d)
Bank of America Corp., Senior Notes (5.288% to 4/25/33 then SOFR + 1.910%)	5.288%	4/25/34	4,730,000	4,743,424	(d)
Bank of America Corp., Subordinated Notes (2.482% to 9/21/31 then 5 year Treasury Constant Maturity Rate + 1.200%)	2.482%	9/21/36	4,880,000	3,867,677	(d)
Bank of Nova Scotia, Junior Subordinated Notes (8.625% to 10/27/27 then 5 year Treasury Constant Maturity Rate + 4.389%)	8.625%	10/27/82	1,080,000	1,124,720	(d)
BankUnited Inc., Senior Notes	4.875%	11/17/25	1,580,000	1,542,111
BNP Paribas SA, Junior Subordinated Notes (7.750% to 8/16/29 then 5 year Treasury Constant Maturity Rate + 4.899%)	7.750%	8/16/29	3,390,000	3,468,885	(a)(c)(d)
BNP Paribas SA, Junior Subordinated Notes (8.500% to 8/14/28 then 5 year Treasury Constant Maturity Rate + 4.354%)	8.500%	8/14/28	1,900,000	1,994,476	(a)(c)(d)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	21

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
BNP Paribas SA, Junior Subordinated Notes (9.250% to 11/17/27 then 5 year Treasury Constant Maturity Rate + 4.969%)	9.250%	11/17/27	1,250,000	$1,339,831	(a)(c)(d)
BNP Paribas SA, Senior Notes (1.675% to 6/30/26 then SOFR + 0.912%)	1.675%	6/30/27	1,970,000	1,805,332	(a)(d)
BNP Paribas SA, Senior Notes (5.894% to 12/5/33 then SOFR + 1.866%)	5.894%	12/5/34	3,720,000	3,889,313	(a)(d)
BPCE SA, Subordinated Notes (3.116% to 10/19/31 then SOFR + 1.730%)	3.116%	10/19/32	2,670,000	2,179,501	(a)(d)
Citigroup Inc., Junior Subordinated Notes (4.150% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 3.000%)	4.150%	11/15/26	1,930,000	1,661,221	(c)(d)
Citigroup Inc., Junior Subordinated Notes (7.625% to 11/15/28 then 5 year Treasury Constant Maturity Rate + 3.211%)	7.625%	11/15/28	770,000	788,172	(c)(d)
Citigroup Inc., Senior Notes	8.125%	7/15/39	407,000	524,578
Citigroup Inc., Senior Notes (2.520% to 11/3/31 then SOFR + 1.177%)	2.520%	11/3/32	1,230,000	1,014,523	(d)
Citigroup Inc., Senior Notes (2.561% to 5/1/31 then SOFR + 1.167%)	2.561%	5/1/32	440,000	367,269	(d)
Citigroup Inc., Senior Notes (2.666% to 1/29/30 then SOFR + 1.146%)	2.666%	1/29/31	310,000	269,053	(d)
Citigroup Inc., Senior Notes (3.785% to 3/17/32 then SOFR + 1.939%)	3.785%	3/17/33	2,020,000	1,817,493	(d)
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	60,000	65,335
Citizens Financial Group Inc., Subordinated Notes	4.023%	10/1/24	950,000	925,959
Credit Agricole SA, Junior Subordinated Notes (7.875% to 3/23/24 then USD 5 year ICE Swap Rate + 4.898%)	7.875%	1/23/24	2,000,000	2,002,028	(a)(c)(d)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	9,530,000	9,742,157	(a)(c)(d)
Credit Agricole SA, Senior Notes	5.589%	7/5/26	560,000	569,892	(a)
Credit Agricole SA, Senior Notes	5.301%	7/12/28	1,090,000	1,115,362	(a)
Credit Agricole SA, Senior Notes	5.514%	7/5/33	2,130,000	2,209,535	(a)
Danske Bank A/S, Senior Notes (0.976% to 9/10/24 then 1 year Treasury Constant Maturity Rate + 0.550%)	0.976%	9/10/25	5,400,000	5,223,793	(a)(d)

See Notes to Financial Statements.

22	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Danske Bank A/S, Senior Notes (1.549% to 9/10/26 then 1 year Treasury Constant Maturity Rate + 0.730%)	1.549%	9/10/27	3,000,000	$2,708,376	(a)(d)
Danske Bank A/S, Senior Notes (3.773% to 3/28/24 then 1 year Treasury Constant Maturity Rate + 1.450%)	3.773%	3/28/25	380,000	378,088	(a)(d)
Danske Bank A/S, Senior Notes (4.298% to 4/1/27 then 1 year Treasury Constant Maturity Rate + 1.750%)	4.298%	4/1/28	7,990,000	7,748,904	(a)(d)
Danske Bank A/S, Senior Notes (6.466% to 1/9/25 then 1 year Treasury Constant Maturity Rate + 2.100%)	6.466%	1/9/26	7,340,000	7,395,860	(a)(d)
Fifth Third Bancorp, Senior Notes (6.339% to 7/27/28 then SOFR + 2.340%)	6.339%	7/27/29	1,700,000	1,770,702	(d)
HSBC Holdings PLC, Senior Notes (2.099% to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	630,000	599,980	(d)
HSBC Holdings PLC, Senior Notes (2.357% to 8/18/30 then SOFR + 1.947%)	2.357%	8/18/31	560,000	464,245	(d)
HSBC Holdings PLC, Senior Notes (2.871% to 11/22/31 then SOFR + 1.410%)	2.871%	11/22/32	300,000	249,401	(d)
HSBC Holdings PLC, Senior Notes (6.332% to 3/9/43 then SOFR + 2.650%)	6.332%	3/9/44	540,000	582,676	(d)
HSBC Holdings PLC, Subordinated Notes	7.625%	5/17/32	410,000	457,907
Huntington Bancshares Inc., Senior Notes (6.208% to 8/21/28 then SOFR + 2.020%)	6.208%	8/21/29	2,030,000	2,094,418	(d)
Intesa Sanpaolo SpA, Senior Notes	7.000%	11/21/25	3,200,000	3,280,580	(a)
Intesa Sanpaolo SpA, Senior Notes	7.200%	11/28/33	4,250,000	4,533,577	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	2,949,000	2,919,389	(a)
Intesa Sanpaolo SpA, Subordinated Notes (4.198% to 6/1/31 then 1 year Treasury Constant Maturity Rate + 2.600%)	4.198%	6/1/32	2,130,000	1,758,502	(a)(d)
Intesa Sanpaolo SpA, Subordinated Notes (4.950% to 6/1/41 then 1 year Treasury Constant Maturity Rate + 2.750%)	4.950%	6/1/42	2,720,000	1,938,946	(a)(d)
JPMorgan Chase & Co., Senior Notes (1.953% to 2/4/31 then SOFR + 1.065%)	1.953%	2/4/32	1,880,000	1,528,734	(d)
JPMorgan Chase & Co., Senior Notes (2.545% to 11/8/31 then SOFR + 1.180%)	2.545%	11/8/32	4,290,000	3,580,818	(d)
JPMorgan Chase & Co., Senior Notes (3.897% to 1/23/48 then 3 mo. Term SOFR + 1.482%)	3.897%	1/23/49	890,000	738,912	(d)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	23

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
JPMorgan Chase & Co., Senior Notes (3.964% to 11/15/47 then 3 mo. Term SOFR + 1.642%)	3.964%	11/15/48	400,000	$335,416	(d)
JPMorgan Chase & Co., Senior Notes (4.260% to 2/22/47 then 3 mo. Term SOFR + 1.842%)	4.260%	2/22/48	720,000	636,928	(d)
JPMorgan Chase & Co., Senior Notes (4.586% to 4/26/32 then SOFR + 1.800%)	4.586%	4/26/33	1,970,000	1,903,961	(d)
JPMorgan Chase & Co., Senior Notes (6.254% to 10/23/33 then SOFR + 1.810%)	6.254%	10/23/34	620,000	672,432	(d)
JPMorgan Chase & Co., Subordinated Notes (2.956% to 5/13/30 then 3 mo. Term SOFR + 2.515%)	2.956%	5/13/31	650,000	571,495	(d)
JPMorgan Chase Bank NA, Senior Notes	5.110%	12/8/26	1,100,000	1,110,301
Lloyds Banking Group PLC, Junior Subordinated Notes (6.750% to 6/27/26 then 5 year Treasury Constant Maturity Rate + 4.815%)	6.750%	6/27/26	450,000	443,990	(c)(d)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year ICE Swap Rate + 4.760%)	7.500%	6/27/24	410,000	406,457	(c)(d)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	880,000	863,976	(c)(d)
Lloyds Banking Group PLC, Junior Subordinated Notes (8.000% to 3/27/30 then 5 year Treasury Constant Maturity Rate + 3.913%)	8.000%	9/27/29	1,570,000	1,577,062	(c)(d)
NatWest Group PLC, Senior Notes (5.847%to 3/2/26 then 1 year Treasury Constant Maturity Rate + 1.350%)	5.847%	3/2/27	820,000	827,539	(d)
NatWest Group PLC, Subordinated Notes (3.754% to 11/1/24 then 5 year Treasury Constant Maturity Rate + 2.100%)	3.754%	11/1/29	1,160,000	1,131,784	(d)
PNC Financial Services Group Inc., Junior Subordinated Notes (6.250% to 3/15/30 then 7 year Treasury Constant Maturity Rate + 2.808%)	6.250%	3/15/30	2,427,000	2,268,438	(c)(d)
PNC Financial Services Group Inc., Senior Notes (6.875% to 10/20/33 then SOFR + 2.284%)	6.875%	10/20/34	1,110,000	1,232,721	(d)

See Notes to Financial Statements.

24	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Swedbank AB, Senior Notes	6.136%	9/12/26	890,000	$908,242	(a)
Toronto-Dominion Bank, Junior Subordinated Notes (8.125% to 10/31/27 then 5 year Treasury Constant Maturity Rate + 4.075%)	8.125%	10/31/82	940,000	980,692	(d)
Toronto-Dominion Bank, Senior Notes	5.264%	12/11/26	1,230,000	1,254,770
Truist Financial Corp., Senior Notes (5.867%to 6/8/33 then SOFR + 2.361%)	5.867%	6/8/34	720,000	734,970	(d)
Truist Financial Corp., Senior Notes (6.047%to 6/8/26 then SOFR + 2.050%)	6.047%	6/8/27	810,000	824,672	(d)
US Bancorp, Senior Notes (5.775% to 6/12/28 then SOFR + 2.020%)	5.775%	6/12/29	1,340,000	1,377,603	(d)
Wells Fargo & Co., Junior Subordinated Notes	5.900%	6/15/24	2,390,000	2,370,778	(c)(d)
Wells Fargo & Co., Senior Notes (3.068% to 4/30/40 then SOFR + 2.530%)	3.068%	4/30/41	1,170,000	885,916	(d)
Wells Fargo & Co., Senior Notes (4.611% to 4/25/52 then SOFR + 2.130%)	4.611%	4/25/53	2,860,000	2,574,532	(d)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. Term SOFR + 4.502%)	5.013%	4/4/51	980,000	933,157	(d)
Wells Fargo & Co., Senior Notes (5.389% to 4/24/33 then SOFR + 2.020%)	5.389%	4/24/34	1,291,000	1,297,361	(d)
Wells Fargo & Co., Senior Notes (5.557% to 7/25/33 then SOFR + 1.990%)	5.557%	7/25/34	3,050,000	3,106,823	(d)
Wells Fargo & Co., Senior Notes (5.574% to 7/25/28 then SOFR + 1.740%)	5.574%	7/25/29	540,000	551,698	(d)
Wells Fargo & Co., Senior Notes (6.491% to 10/23/33 then SOFR + 2.060%)	6.491%	10/23/34	2,060,000	2,242,240	(d)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	880,000	858,201
Wells Fargo Bank NA, Senior Notes	5.254%	12/11/26	3,880,000	3,928,912
Westpac Banking Corp., Subordinated Notes (2.668% to 11/15/30 then 5 year Treasury Constant Maturity Rate + 1.750%)	2.668%	11/15/35	1,850,000	1,506,619	(d)
Westpac Banking Corp., Subordinated Notes (3.020% to 11/18/31 then 5 year Treasury Constant Maturity Rate + 1.530%)	3.020%	11/18/36	1,170,000	952,344	(d)
Total Banks				161,608,676
Capital Markets — 6.3%
Ameriprise Financial Inc., Senior Notes	5.150%	5/15/33	1,870,000	1,928,218
Charles Schwab Corp., Junior Subordinated Notes (4.000% to 12/1/30 then 10 year Treasury Constant Maturity Rate + 3.079%)	4.000%	12/1/30	2,110,000	1,669,136	(c)(d)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	25

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Charles Schwab Corp., Junior Subordinated Notes (5.375% to 6/1/25 then 5 year Treasury Constant Maturity Rate + 4.971%)	5.375%	6/1/25	2,539,000	$2,510,105	(c)(d)
Charles Schwab Corp., Senior Notes	2.000%	3/20/28	460,000	409,536
Charles Schwab Corp., Senior Notes (5.643%to 5/19/28 then SOFR + 2.210%)	5.643%	5/19/29	1,540,000	1,580,542	(d)
Charles Schwab Corp., Senior Notes (5.853%to 5/19/33 then SOFR + 2.500%)	5.853%	5/19/34	700,000	722,948	(d)
Charles Schwab Corp., Senior Notes (6.136%to 8/24/33 then SOFR + 2.010%)	6.136%	8/24/34	2,320,000	2,446,347	(d)
CI Financial Corp., Senior Notes	3.200%	12/17/30	5,060,000	4,001,103
Credit Suisse AG AT1 Claim	—	—	22,790,000	2,734,800	*(e)
Goldman Sachs Group Inc., Junior Subordinated Notes (7.500% to 2/10/29 then 5 year Treasury Constant Maturity Rate + 3.156%)	7.500%	2/10/29	620,000	649,384	(c)(d)
Goldman Sachs Group Inc., Senior Notes	2.600%	2/7/30	1,750,000	1,538,450
Goldman Sachs Group Inc., Senior Notes (2.383% to 7/21/31 then SOFR + 1.248%)	2.383%	7/21/32	3,520,000	2,893,229	(d)
Goldman Sachs Group Inc., Senior Notes (2.615% to 4/22/31 then SOFR + 1.281%)	2.615%	4/22/32	2,370,000	1,990,227	(d)
Goldman Sachs Group Inc., Senior Notes (3.615% to 3/15/27 then SOFR + 1.846%)	3.615%	3/15/28	390,000	374,192	(d)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. Term SOFR + 1.420%)	3.814%	4/23/29	1,760,000	1,671,959	(d)
Intercontinental Exchange Inc., Senior Notes	4.950%	6/15/52	80,000	80,180
KKR Group Finance Co. VII LLC, Senior Notes	3.625%	2/25/50	310,000	223,014	(a)
Morgan Stanley, Senior Notes (1.593% to 5/4/26 then SOFR + 0.879%)	1.593%	5/4/27	1,440,000	1,327,354	(d)
Morgan Stanley, Senior Notes (1.794% to 2/13/31 then SOFR + 1.034%)	1.794%	2/13/32	330,000	263,663	(d)
Morgan Stanley, Senior Notes (2.239% to 7/21/31 then SOFR + 1.178%)	2.239%	7/21/32	680,000	555,302	(d)
Morgan Stanley, Senior Notes (2.511% to 10/20/31 then SOFR + 1.200%)	2.511%	10/20/32	290,000	240,241	(d)
Morgan Stanley, Senior Notes (3.217% to 4/22/41 then SOFR + 1.485%)	3.217%	4/22/42	300,000	230,972	(d)
Morgan Stanley, Senior Notes (5.424% to 7/21/33 then SOFR + 1.880%)	5.424%	7/21/34	130,000	131,997	(d)

See Notes to Financial Statements.

26	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Morgan Stanley, Senior Notes (5.449% to 7/20/28 then SOFR + 1.630%)	5.449%	7/20/29	1,510,000	$1,539,512	(d)
Morgan Stanley, Senior Notes (6.342% to 10/18/32 then SOFR + 2.560%)	6.342%	10/18/33	1,000,000	1,078,771	(d)
Morgan Stanley, Subordinated Notes (2.484% to 9/16/31 then SOFR + 1.360%)	2.484%	9/16/36	7,210,000	5,718,227	(d)
Morgan Stanley, Subordinated Notes (5.297% to 4/20/32 then SOFR + 2.620%)	5.297%	4/20/37	1,330,000	1,294,870	(d)
Morgan Stanley, Subordinated Notes (5.948% to 1/19/33 then 5 year Treasury Constant Maturity Rate + 2.430%)	5.948%	1/19/38	570,000	576,686	(d)
Morgan Stanley Bank NA, Senior Notes	4.754%	4/21/26	720,000	719,761
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	230,000	215,091
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	3,300,000	3,301,044	(a)(c)(d)
UBS Group AG, Junior Subordinated Notes (9.250% to 11/13/28 then 5 year Treasury Constant Maturity Rate + 4.745%)	9.250%	11/13/28	1,980,000	2,140,928	(a)(c)(d)
UBS Group AG, Junior Subordinated Notes (9.250% to 11/13/33 then 5 year Treasury Constant Maturity Rate + 4.758%)	9.250%	11/13/33	1,410,000	1,566,179	(a)(c)(d)
UBS Group AG, Senior Notes (1.364% to 1/30/26 then 1 year Treasury Constant Maturity Rate + 1.080%)	1.364%	1/30/27	2,280,000	2,091,656	(a)(d)
UBS Group AG, Senior Notes (3.091% to 5/14/31 then SOFR + 1.730%)	3.091%	5/14/32	5,910,000	5,036,275	(a)(d)
UBS Group AG, Senior Notes (3.179% to 2/11/42 then 1 year Treasury Constant Maturity Rate + 1.100%)	3.179%	2/11/43	980,000	725,445	(a)(d)
UBS Group AG, Senior Notes (6.327% to 12/22/26 then 1 year Treasury Constant Maturity Rate + 1.600%)	6.327%	12/22/27	2,100,000	2,165,469	(a)(d)
UBS Group AG, Senior Notes (6.537% to 8/12/32 then SOFR + 3.920%)	6.537%	8/12/33	5,840,000	6,235,820	(a)(d)
UBS Group AG, Senior Notes (9.016% to 11/15/32 then SOFR + 5.020%)	9.016%	11/15/33	250,000	307,505	(a)(d)
Total Capital Markets				64,886,138
Consumer Finance — 0.1%
American Express Co., Subordinated Notes (5.625% to 7/28/33 then SOFR + 1.930%)	5.625%	7/28/34	1,190,000	1,230,453	(d)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	27

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Financial Services — 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.150%	2/15/24	310,000		$308,797
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	1.650%	10/29/24	210,000		202,790
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	820,000		713,956
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.400%	10/29/33	290,000		249,195
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.850%	10/29/41	3,800,000		3,064,959
DAE Funding LLC, Senior Notes	1.550%	8/1/24	1,850,000		1,802,752	(a)
GE Capital European Funding Unlimited Co., Senior Notes	6.025%	3/1/38	400,000	EUR	554,806
GE Capital UK Funding Unlimited Co., Senior Notes	5.875%	1/18/33	1,600,000	GBP	2,194,675
GE Capital UK Funding Unlimited Co., Senior Notes	8.000%	1/14/39	180,000	GBP	285,573	(b)
ILFC E-Capital Trust I, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.812%)	7.186%	12/21/65	5,950,000		4,429,061	(a)(d)
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 2.062%)	7.436%	12/21/65	260,000		202,517	(a)(d)
LPL Holdings Inc., Senior Notes	6.750%	11/17/28	1,260,000		1,343,973
PayPal Holdings Inc., Senior Notes	3.250%	6/1/50	370,000		277,747
PayPal Holdings Inc., Senior Notes	5.250%	6/1/62	300,000		297,690
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	2.875%	10/15/26	1,140,000		1,052,613	(a)
Vanguard Group Inc.	3.250%	8/22/60	5,000,000		3,052,318
Total Financial Services					20,033,422
Insurance — 2.7%
Americo Life Inc., Senior Notes	3.450%	4/15/31	490,000		384,393	(a)
AmFam Holdings Inc., Senior Notes	2.805%	3/11/31	1,170,000		897,772	(a)
AmFam Holdings Inc., Senior Notes	3.833%	3/11/51	360,000		219,480	(a)
Arthur J Gallagher & Co., Senior Notes	6.500%	2/15/34	2,280,000		2,494,824
Highlands Holdings Bond Issuer Ltd./ Highlands Holdings Bond Co-Issuer Inc., Senior Secured Notes (7.625% Cash or 8.375% PIK)	7.625%	10/15/25	4,781,411		4,863,986	(a)(g)

See Notes to Financial Statements.

28	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
Marsh & McLennan Cos. Inc., Senior Notes	2.375%	12/15/31	900,000	$767,212
Massachusetts Mutual Life Insurance Co., Subordinated Notes	3.375%	4/15/50	250,000	182,654	(a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	830,000	709,142	(a)
Metropolitan Life Global Funding I, Senior Secured Notes	5.150%	3/28/33	1,250,000	1,272,852	(a)
National General Holdings Corp., Senior Notes	6.750%	5/15/24	7,000,000	7,012,666	(a)
New York Life Global Funding, Secured Notes	4.550%	1/28/33	1,040,000	1,025,953	(a)
New York Life Insurance Co., Subordinated Notes	3.750%	5/15/50	1,220,000	977,885	(a)
Nippon Life Insurance Co., Subordinated Notes (2.750% to 1/21/31 then 5 year Treasury Constant Maturity Rate + 2.653%)	2.750%	1/21/51	1,720,000	1,428,004	(a)(d)
Nippon Life Insurance Co., Subordinated Notes (3.400% to 1/23/30 then 5 year Treasury Constant Maturity Rate + 2.612%)	3.400%	1/23/50	320,000	283,276	(a)(d)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.850%	9/30/47	820,000	658,563	(a)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.625%	9/30/59	540,000	401,116	(a)
Prudential Financial Inc., Junior Subordinated Notes (6.750% to 3/1/33 then 5 year Treasury Constant Maturity Rate + 2.848%)	6.750%	3/1/53	200,000	208,882	(d)
Reliance Standard Life Global Funding II, Secured Notes	2.500%	10/30/24	1,400,000	1,363,145	(a)
Reliance Standard Life Global Funding II, Secured Notes	1.512%	9/28/26	1,590,000	1,422,851	(a)
RenaissanceRe Holdings Ltd., Senior Notes	5.750%	6/5/33	550,000	555,051
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.270%	5/15/47	800,000	698,621	(a)
Total Insurance				27,828,328
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Blackstone Holdings Finance Co. LLC, Senior Notes	6.200%	4/22/33	3,310,000	3,537,073	(a)
Total Financials				279,124,090

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	29

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 3.7%
Biotechnology — 0.5%
AbbVie Inc., Senior Notes	4.550%	3/15/35	120,000	$117,734
AbbVie Inc., Senior Notes	4.050%	11/21/39	2,570,000	2,321,968
Amgen Inc., Senior Notes	5.250%	3/2/33	760,000	779,453
Amgen Inc., Senior Notes	4.400%	5/1/45	350,000	311,099
Amgen Inc., Senior Notes	4.663%	6/15/51	339,000	308,626
Amgen Inc., Senior Notes	5.650%	3/2/53	1,160,000	1,221,303
Gilead Sciences Inc., Senior Notes	5.250%	10/15/33	620,000	646,507
Total Biotechnology				5,706,690
Health Care Equipment & Supplies — 0.0%††
Becton Dickinson and Co., Senior Notes	4.875%	5/15/44	91,000	82,187
Health Care Providers & Services — 2.5%
Bon Secours Mercy Health Inc., Secured Notes	3.464%	6/1/30	580,000	530,310
Centene Corp., Senior Notes	4.625%	12/15/29	570,000	547,190
Centene Corp., Senior Notes	3.375%	2/15/30	2,510,000	2,255,198
Cigna Group, Senior Notes	3.200%	3/15/40	740,000	579,047
CommonSpirit Health, Secured Notes	4.350%	11/1/42	100,000	86,600
CommonSpirit Health, Senior Secured Notes	2.782%	10/1/30	620,000	537,877
CommonSpirit Health, Senior Secured Notes	3.910%	10/1/50	620,000	488,679
CVS Health Corp., Senior Notes	5.250%	1/30/31	1,070,000	1,098,053
CVS Health Corp., Senior Notes	2.125%	9/15/31	1,390,000	1,151,416
CVS Health Corp., Senior Notes	4.780%	3/25/38	1,850,000	1,753,826
CVS Health Corp., Senior Notes	5.050%	3/25/48	750,000	702,131
Elevance Health Inc., Senior Notes	4.100%	5/15/32	760,000	726,207
Elevance Health Inc., Senior Notes	5.500%	10/15/32	1,235,000	1,292,018
HCA Inc., Senior Notes	5.500%	6/1/33	2,210,000	2,245,634
HCA Inc., Senior Notes	5.125%	6/15/39	500,000	477,160
HCA Inc., Senior Notes	7.500%	11/15/95	380,000	429,979
Humana Inc., Senior Notes	5.875%	3/1/33	1,160,000	1,236,346
Humana Inc., Senior Notes	5.950%	3/15/34	1,850,000	1,980,893
Humana Inc., Senior Notes	4.950%	10/1/44	750,000	711,072
Kaiser Foundation Hospitals, Senior Notes	2.810%	6/1/41	660,000	494,898
Kaiser Foundation Hospitals, Senior Notes	4.150%	5/1/47	250,000	221,226
Kaiser Foundation Hospitals, Senior Notes	3.266%	11/1/49	180,000	135,486
Kaiser Foundation Hospitals, Senior Notes	3.002%	6/1/51	400,000	285,261
Quest Diagnostics Inc., Senior Notes	6.400%	11/30/33	2,160,000	2,396,522
UnitedHealth Group Inc., Senior Notes	5.350%	2/15/33	790,000	836,094
UnitedHealth Group Inc., Senior Notes	3.500%	8/15/39	640,000	544,343

See Notes to Financial Statements.

30	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc., Senior Notes	2.750%	5/15/40	2,180,000	$1,652,025
UnitedHealth Group Inc., Senior Notes	5.875%	2/15/53	210,000	238,035
Total Health Care Providers & Services				25,633,526
Pharmaceuticals — 0.7%
Pfizer Investment Enterprises Pte Ltd., Senior Notes	4.750%	5/19/33	760,000	761,986
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.110%	5/19/43	3,110,000	3,100,824
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.300%	5/19/53	1,450,000	1,481,382
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.340%	5/19/63	480,000	485,005
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	1,190,000	1,102,695
Total Pharmaceuticals				6,931,892
Total Health Care				38,354,295
Industrials — 9.6%
Aerospace & Defense — 2.8%
Avolon Holdings Funding Ltd., Senior Notes	2.875%	2/15/25	840,000	810,862	(a)
Boeing Co., Senior Notes	2.196%	2/4/26	1,400,000	1,323,084
Boeing Co., Senior Notes	3.100%	5/1/26	3,300,000	3,172,752
Boeing Co., Senior Notes	3.250%	2/1/28	1,320,000	1,253,170
Boeing Co., Senior Notes	5.150%	5/1/30	1,410,000	1,436,191
Boeing Co., Senior Notes	3.300%	3/1/35	1,540,000	1,263,007
Boeing Co., Senior Notes	3.750%	2/1/50	2,000,000	1,554,318
Boeing Co., Senior Notes	3.950%	8/1/59	2,310,000	1,769,620
General Dynamics Corp., Senior Notes	4.250%	4/1/40	1,230,000	1,148,747
L3Harris Technologies Inc., Senior Notes	7.000%	1/15/26	990,000	1,023,873
L3Harris Technologies Inc., Senior Notes	5.400%	1/15/27	670,000	684,231
L3Harris Technologies Inc., Senior Notes	4.400%	6/15/28	540,000	534,142
L3Harris Technologies Inc., Senior Notes	2.900%	12/15/29	546,000	493,741
L3Harris Technologies Inc., Senior Notes	5.400%	7/31/33	1,610,000	1,674,729
Lockheed Martin Corp., Senior Notes	4.150%	6/15/53	360,000	322,233
Lockheed Martin Corp., Senior Notes	4.300%	6/15/62	440,000	394,828
Northrop Grumman Corp., Senior Notes	5.150%	5/1/40	790,000	801,132
Northrop Grumman Corp., Senior Notes	5.050%	11/15/40	660,000	655,960
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	200,000	206,114
RTX Corp., Senior Notes	6.100%	3/15/34	5,430,000	5,895,097
RTX Corp., Senior Notes	4.050%	5/4/47	20,000	16,700

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	31

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
RTX Corp., Senior Notes	4.625%	11/16/48	400,000	$365,630
RTX Corp., Senior Notes	3.030%	3/15/52	1,230,000	849,850
RTX Corp., Senior Notes	5.375%	2/27/53	1,310,000	1,332,213
Total Aerospace & Defense				28,982,224
Building Products — 0.4%
Carrier Global Corp., Senior Notes	5.800%	11/30/25	1,930,000	1,956,534	(a)
Carrier Global Corp., Senior Notes	5.900%	3/15/34	1,570,000	1,698,747	(a)
Total Building Products				3,655,281
Construction & Engineering — 0.1%
LBJ Infrastructure Group LLC, Senior Secured Notes	3.797%	12/31/57	910,000	625,151	(a)
Electrical Equipment — 0.8%
Eaton Corp., Senior Notes	7.650%	11/15/29	1,400,000	1,591,092
Regal Rexnord Corp., Senior Notes	6.050%	2/15/26	6,730,000	6,805,899	(a)
Total Electrical Equipment				8,396,991
Ground Transportation — 0.5%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	650,000	601,166
Canadian Pacific Railway Co., Senior Notes	3.100%	12/2/51	1,690,000	1,222,535
Norfolk Southern Corp., Senior Notes	5.550%	3/15/34	1,710,000	1,806,899
Norfolk Southern Railway Co., Senior Notes	7.875%	5/15/43	348,000	417,222
Union Pacific Corp., Senior Notes	2.973%	9/16/62	1,330,000	895,781
Union Pacific Corp., Senior Notes	3.750%	2/5/70	500,000	386,588
Union Pacific Corp., Senior Notes	3.799%	4/6/71	250,000	197,659
Total Ground Transportation				5,527,850
Machinery — 0.4%
Ingersoll Rand Inc., Senior Notes	5.700%	8/14/33	1,930,000	2,042,863
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	2,400,000	2,222,712
Total Machinery				4,265,575
Marine Transportation — 0.3%
A.P. Moller - Maersk A/S, Senior Notes	5.875%	9/14/33	2,810,000	2,934,637	(a)
Passenger Airlines — 3.4%
Air Canada Pass-Through Trust	4.125%	5/15/25	434,137	418,179	(a)
Air Canada Pass-Through Trust	4.750%	5/15/25	3,245,620	3,106,945	(a)
Air Canada Pass-Through Trust	3.750%	12/15/27	414,921	382,160	(a)
Alaska Airlines Inc. Pass-Through Trust	4.800%	8/15/27	715,121	695,934	(a)
American Airlines Group Inc. Pass-Through Trust	4.950%	2/15/25	1,878,500	1,825,892

See Notes to Financial Statements.

32	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Passenger Airlines — continued
American Airlines Group Inc. Pass-Through Trust	4.000%	7/15/25	117,156	$112,326
American Airlines Group Inc. Pass-Through Trust	3.375%	5/1/27	126,558	116,092
American Airlines Group Inc. Pass-Through Trust	3.575%	1/15/28	446,717	417,050
American Airlines Inc., Senior Secured Notes	7.250%	2/15/28	2,840,000	2,875,060	(a)
American Airlines Inc., Senior Secured Notes	8.500%	5/15/29	850,000	898,130	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	300,000	292,772	(a)
British Airways Pass-Through Trust	4.625%	6/20/24	98,323	97,960	(a)
British Airways Pass-Through Trust	3.350%	6/15/29	387,927	351,716	(a)
Delta Air Lines Inc., Senior Notes	3.750%	10/28/29	790,000	723,922
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	1,680,000	1,655,129	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	3,505,000	3,449,110	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	3,213,000	3,224,467	(a)
Southwest Airlines Co., Senior Notes	5.250%	5/4/25	290,000	290,141
Spirit Airlines Inc. Pass-Through Trust	4.450%	4/1/24	735,739	726,553
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	10,000	7,203	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	3,350,000	2,413,133	(a)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	2,170,000	2,116,163	(a)
United Airlines Pass-Through Trust	4.875%	1/15/26	1,222,080	1,184,681
United Airlines Pass-Through Trust	3.750%	9/3/26	348,601	332,522
United Airlines Pass-Through Trust	5.800%	1/15/36	3,710,000	3,776,809
US Airways Pass-Through Trust	4.625%	6/3/25	2,024,313	1,969,426
US Airways Pass-Through Trust	3.950%	11/15/25	2,092,379	2,000,907
Total Passenger Airlines				35,460,382
Trading Companies & Distributors — 0.9%
Air Lease Corp., Senior Notes	1.875%	8/15/26	530,000	487,792
Air Lease Corp., Senior Notes	5.850%	12/15/27	3,300,000	3,388,073
Air Lease Corp., Senior Notes	5.300%	2/1/28	2,300,000	2,327,205

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	33

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Trading Companies & Distributors — continued
Aviation Capital Group LLC, Senior Notes	5.500%	12/15/24	1,710,000	$1,701,684	(a)
BOC Aviation USA Corp., Senior Notes	1.625%	4/29/24	1,700,000	1,678,608	(a)
Total Trading Companies & Distributors				9,583,362
Total Industrials				99,431,453
Information Technology — 2.9%
Electronic Equipment, Instruments & Components — 0.9%
Jabil Inc., Senior Notes	5.450%	2/1/29	1,270,000	1,298,538
TD SYNNEX Corp., Senior Notes	1.250%	8/9/24	4,250,000	4,143,457
Vontier Corp., Senior Notes	1.800%	4/1/26	1,210,000	1,113,862
Vontier Corp., Senior Notes	2.400%	4/1/28	2,970,000	2,612,561
Total Electronic Equipment, Instruments & Components				9,168,418
IT Services — 0.2%
Kyndryl Holdings Inc., Senior Notes	3.150%	10/15/31	2,400,000	2,007,276
Kyndryl Holdings Inc., Senior Notes	4.100%	10/15/41	1,000,000	751,839
Total IT Services				2,759,115
Semiconductors & Semiconductor Equipment — 1.1%
Broadcom Inc., Senior Notes	4.150%	11/15/30	576,000	550,493
Broadcom Inc., Senior Notes	3.187%	11/15/36	1,521,000	1,233,389	(a)
Broadcom Inc., Senior Notes	4.926%	5/15/37	780,000	755,342	(a)
Intel Corp., Senior Notes	2.800%	8/12/41	1,020,000	764,640
Intel Corp., Senior Notes	4.900%	8/5/52	940,000	920,902
Intel Corp., Senior Notes	3.200%	8/12/61	570,000	393,311
KLA Corp., Senior Notes	4.950%	7/15/52	210,000	212,390
Micron Technology Inc., Senior Notes	2.703%	4/15/32	1,310,000	1,100,946
Micron Technology Inc., Senior Notes	3.366%	11/1/41	80,000	59,808
QUALCOMM Inc., Senior Notes	4.500%	5/20/52	320,000	299,180
Texas Instruments Inc., Senior Notes	3.875%	3/15/39	1,160,000	1,071,522
TSMC Arizona Corp., Senior Notes	1.750%	10/25/26	1,130,000	1,042,063
TSMC Arizona Corp., Senior Notes	2.500%	10/25/31	1,460,000	1,257,684
TSMC Arizona Corp., Senior Notes	3.125%	10/25/41	960,000	769,781
TSMC Arizona Corp., Senior Notes	3.250%	10/25/51	850,000	674,023
Total Semiconductors & Semiconductor Equipment				11,105,474
Software — 0.6%
Intuit Inc., Senior Notes	5.200%	9/15/33	1,380,000	1,445,428
Oracle Corp., Senior Notes	4.000%	7/15/46	2,680,000	2,152,893
Oracle Corp., Senior Notes	6.900%	11/9/52	380,000	446,445
Oracle Corp., Senior Notes	5.550%	2/6/53	2,590,000	2,593,735
Total Software				6,638,501

See Notes to Financial Statements.

34	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC/EMC Corp., Senior Notes	8.100%	7/15/36	567,000	$698,048
Total Information Technology				30,369,556
Materials — 3.3%
Chemicals — 0.5%
OCP SA, Senior Notes	3.750%	6/23/31	890,000	767,447	(a)
OCP SA, Senior Notes	5.125%	6/23/51	640,000	487,475	(a)
Sasol Financing USA LLC, Senior Notes	8.750%	5/3/29	2,180,000	2,226,482	(a)
Sociedad Quimica y Minera de Chile SA, Senior Notes	3.500%	9/10/51	1,860,000	1,285,827	(a)
Total Chemicals				4,767,231
Metals & Mining — 2.7%
Alcoa Nederland Holding BV, Senior Notes	5.500%	12/15/27	3,175,000	3,098,115	(a)
Anglo American Capital PLC, Senior Notes	4.500%	3/15/28	2,500,000	2,435,576	(a)
ArcelorMittal SA, Senior Notes	6.550%	11/29/27	1,680,000	1,765,351
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	380,000	401,628
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	560,000	600,609
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	2,840,000	2,710,511	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	1,760,000	1,498,200	(a)
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	1,450,000	1,461,667
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	390,000	380,045
Fresnillo PLC, Senior Notes	4.250%	10/2/50	2,150,000	1,645,014	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	1,960,000	1,895,724	(a)
Glencore Funding LLC, Senior Notes	5.400%	5/8/28	1,250,000	1,273,795	(a)
Glencore Funding LLC, Senior Notes	2.625%	9/23/31	1,810,000	1,536,891	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	450,000	436,255
Teck Resources Ltd., Senior Notes	3.900%	7/15/30	1,360,000	1,263,170
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	860,000	887,863
Teck Resources Ltd., Senior Notes	5.400%	2/1/43	860,000	821,004
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	3,400,000	3,288,649
Yamana Gold Inc., Senior Notes	2.630%	8/15/31	220,000	185,586
Total Metals & Mining				27,585,653
Paper & Forest Products — 0.1%
Suzano Austria GmbH, Senior Notes	3.125%	1/15/32	1,380,000	1,146,326
Suzano Austria GmbH, Senior Notes	7.000%	3/16/47	310,000	328,185	(a)
Total Paper & Forest Products				1,474,511
Total Materials				33,827,395

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	35

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate — 2.1%
Health Care REITs — 0.1%
Diversified Healthcare Trust, Senior Notes	4.750%	5/1/24	850,000	$847,705
Welltower OP LLC, Senior Notes	3.850%	6/15/32	760,000	703,235
Total Health Care REITs				1,550,940
Industrial REITs — 0.1%
Prologis LP, Senior Notes	1.250%	10/15/30	1,070,000	865,231
Office REITs — 0.1%
Alexandria Real Estate Equities Inc., Senior Notes	2.000%	5/18/32	1,520,000	1,220,406
Alexandria Real Estate Equities Inc., Senior Notes	3.000%	5/18/51	370,000	244,147
Total Office REITs				1,464,553
Residential REITs — 0.1%
Invitation Homes Operating Partnership LP, Senior Notes	4.150%	4/15/32	770,000	708,227
Retail REITs — 1.6%
Kimco Realty OP LLC, Senior Notes	2.250%	12/1/31	2,088,000	1,706,166
WEA Finance LLC, Senior Notes	4.125%	9/20/28	110,000	98,071	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	13,650,000	13,408,864	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	4.750%	9/17/44	1,220,000	873,704	(a)
Total Retail REITs				16,086,805
Specialized REITs — 0.1%
Extra Space Storage LP, Senior Notes	3.900%	4/1/29	630,000	596,380
Total Real Estate				21,272,136
Utilities — 5.6%
Electric Utilities — 5.5%
Alabama Power Co., Senior Notes	5.850%	11/15/33	890,000	957,611
American Transmission Systems Inc., Senior Notes	2.650%	1/15/32	2,210,000	1,871,037	(a)
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.950%	4/1/33	410,000	417,652
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	1,240,000	1,140,206
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	5.300%	4/1/53	120,000	125,724
Comision Federal de Electricidad, Senior Notes	3.348%	2/9/31	1,200,000	1,003,553	(a)

See Notes to Financial Statements.

36	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Comision Federal de Electricidad, Senior Notes	4.677%	2/9/51	530,000	$377,905	(a)
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	927,220
Constellation Energy Generation LLC, Senior Notes	6.125%	1/15/34	1,600,000	1,713,556
Consumers Energy Co., First Mortgage Bonds	2.500%	5/1/60	152,000	93,023
Duke Energy Carolinas LLC, First Mortgage Bonds	4.950%	1/15/33	430,000	438,230
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,356,957
Duke Energy Florida LLC, First Mortgage Bonds	5.875%	11/15/33	1,880,000	2,027,721
Duke Energy Indiana LLC, First Mortgage Bonds	3.250%	10/1/49	1,120,000	814,241
Duke Energy Indiana LLC, First Mortgage Bonds	5.400%	4/1/53	520,000	530,780
Duke Energy Ohio Inc., First Mortgage Bonds	2.125%	6/1/30	1,390,000	1,184,410
Duke Energy Ohio Inc., First Mortgage Bonds	5.250%	4/1/33	1,020,000	1,051,611
Edison International, Junior Subordinated Notes (5.000% to 3/15/27 then 5 year Treasury Constant Maturity Rate + 3.901%)	5.000%	12/15/26	960,000	896,259	(c)(d)
Edison International, Junior Subordinated Notes (5.375% to 3/15/26 then 5 year Treasury Constant Maturity Rate + 4.698%)	5.375%	3/15/26	2,020,000	1,915,564	(c)(d)
EDP Finance BV, Senior Notes	1.710%	1/24/28	490,000	435,727	(a)
Enel Finance International NV, Senior Notes	6.800%	10/14/25	1,500,000	1,538,546	(a)
Evergy Kansas Central Inc., First Mortgage Bonds	5.900%	11/15/33	960,000	1,027,638
FirstEnergy Corp., Senior Notes	4.150%	7/15/27	1,340,000	1,289,656
FirstEnergy Corp., Senior Notes	5.100%	7/15/47	360,000	330,012
Florida Power & Light Co., First Mortgage Bonds	3.150%	10/1/49	280,000	205,913
Interstate Power and Light Co., Senior Notes	5.700%	10/15/33	1,220,000	1,285,662
Jersey Central Power & Light Co., Senior Notes	4.300%	1/15/26	370,000	362,232	(a)
Lamar Funding Ltd., Senior Notes	3.958%	5/7/25	2,920,000	2,849,421	(a)
Metropolitan Edison Co., Senior Notes	5.200%	4/1/28	1,520,000	1,533,044	(a)
Monongahela Power Co., First Mortgage Bonds	5.850%	2/15/34	2,750,000	2,888,957	(a)
NRG Energy Inc., Senior Secured Notes	2.450%	12/2/27	3,660,000	3,302,567	(a)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	37

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Ohio Edison Co., Senior Notes	5.500%	1/15/33	910,000	$923,590	(a)
Ohio Edison Co., Senior Notes	6.875%	7/15/36	1,160,000	1,308,189
Oncor Electric Delivery Co. LLC, Senior Secured Notes	4.150%	6/1/32	860,000	828,024
Oncor Electric Delivery Co. LLC, Senior Secured Notes	5.650%	11/15/33	2,270,000	2,419,780	(a)
Oncor Electric Delivery Co. LLC, Senior Secured Notes	3.100%	9/15/49	590,000	422,672
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	780,000	703,534
Pacific Gas and Electric Co., First Mortgage Bonds	3.300%	12/1/27	400,000	373,692
Pacific Gas and Electric Co., First Mortgage Bonds	2.500%	2/1/31	860,000	710,245
Pacific Gas and Electric Co., First Mortgage Bonds	6.950%	3/15/34	2,350,000	2,584,335
Pacific Gas and Electric Co., First Mortgage Bonds	4.750%	2/15/44	390,000	326,503
Pacific Gas and Electric Co., First Mortgage Bonds	4.950%	7/1/50	320,000	274,035
Pacific Gas and Electric Co., First Mortgage Bonds	3.500%	8/1/50	1,000,000	692,502
Pacific Gas and Electric Co., First Mortgage Bonds	6.700%	4/1/53	1,580,000	1,718,846
Pennsylvania Electric Co., Senior Notes	4.150%	4/15/25	510,000	500,330	(a)
Pennsylvania Electric Co., Senior Notes	5.150%	3/30/26	570,000	569,600	(a)
PG&E Wildfire Recovery Funding LLC, Senior Secured Notes	5.081%	6/1/41	910,000	905,511
PG&E Wildfire Recovery Funding LLC, Senior Secured Notes	5.212%	12/1/47	300,000	301,199
PG&E Wildfire Recovery Funding LLC, Senior Secured Notes	5.099%	6/1/52	70,000	70,200
SCE Recovery Funding LLC, Senior Secured Notes	4.697%	6/15/40	1,840,780	1,818,797
Southern California Edison Co., First Mortgage Bonds	2.250%	6/1/30	1,130,000	970,643
Southern California Edison Co., First Mortgage Bonds	2.500%	6/1/31	1,200,000	1,029,044
Southern California Edison Co., First Mortgage Bonds	4.000%	4/1/47	50,000	40,866

See Notes to Financial Statements.

38	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Southern California Edison Co., First Mortgage Bonds	4.125%	3/1/48	800,000	$673,534
Southern California Edison Co., First Mortgage Bonds	3.650%	2/1/50	980,000	760,031
Total Electric Utilities				56,818,337
Independent Power and Renewable Electricity Producers — 0.0%††
TransAlta Corp., Senior Notes	6.500%	3/15/40	210,000	209,151
Multi-Utilities — 0.1%
San Diego Gas & Electric Co., First Mortgage Bonds	3.750%	6/1/47	700,000	562,450
Total Utilities				57,589,938
Total Corporate Bonds & Notes (Cost — $918,296,785)				873,906,319
U.S. Government & Agency Obligations — 2.5%
U.S. Government Obligations — 2.5%
U.S. Treasury Bonds	4.750%	11/15/43	890,000	954,942	(h)
U.S. Treasury Notes	4.875%	11/30/25	140,000	141,460
U.S. Treasury Notes	4.375%	11/30/28	11,120,000	11,380,625
U.S. Treasury Notes	4.375%	11/30/30	2,840,000	2,920,984
U.S. Treasury Notes	4.500%	11/15/33	9,855,000	10,349,290
Total U.S. Government & Agency Obligations (Cost — $25,629,417)				25,747,301
Asset-Backed Securities — 2.4%
Apidos CLO, 2017-26A A2R (3 mo. Term SOFR + 1.762%)	7.157%	7/18/29	530,000	527,381	(a)(d)
Babson CLO Ltd., 2016-1A B1R (3 mo. Term SOFR + 1.862%)	7.274%	7/23/30	300,000	298,511	(a)(d)
Ballyrock CLO Ltd., 2018-1A A2 (3 mo. Term SOFR + 1.862%)	7.277%	4/20/31	840,000	837,512	(a)(d)
Ballyrock CLO Ltd., 2019-2A A1BR (3 mo. Term SOFR + 1.462%)	6.829%	11/20/30	1,790,000	1,787,376	(a)(d)
Bristol Park CLO Ltd., 2016-1A BR (3 mo. Term SOFR + 1.712%)	7.105%	4/15/29	1,200,000	1,194,666	(a)(d)
CARLYLE US CLO Ltd., 2018-4A A2 (3 mo. Term SOFR + 2.062%)	7.477%	1/20/31	600,000	598,503	(a)(d)
CIFC Funding Ltd., 2017-2A BR (3 mo. Term SOFR + 1.762%)	7.177%	4/20/30	1,320,000	1,315,993	(a)(d)
Dryden Senior Loan Fund, 2015-41A BR (3 mo. Term SOFR + 1.562%)	6.955%	4/15/31	2,710,000	2,682,900	(a)(d)
GoldenTree Loan Opportunities Ltd., 2014-9A BR2 (3 mo. Term SOFR + 1.862%)	7.252%	10/29/29	2,100,000	2,105,524	(a)(d)
Goodgreen, 2022-1A A	3.840%	10/15/56	388,162	342,250	(a)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	39

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Hilton Grand Vacations Trust, 2023-1A C	6.940%	1/25/38	540,096	$547,909	(a)
Lunar Structured Aircraft Portfolio Notes, 2021-1 A	2.636%	10/15/46	1,750,151	1,512,594	(a)
Magnetite Ltd., 2016-17A BR (3 mo. Term SOFR + 1.812%)	7.227%	7/20/31	680,000	680,000	(a)(d)
Magnetite Ltd., 2021-29A B (3 mo. Term SOFR + 1.662%)	7.055%	1/15/34	2,500,000	2,482,834	(a)(d)
MVW LLC, 2021-1WA C	1.940%	1/22/41	1,146,762	1,051,254	(a)
Navient Private Education Refi Loan Trust, 2020-DA A	1.690%	5/15/69	221,134	201,407	(a)
Renew, 2023-1A A	5.900%	11/20/58	2,663,480	2,620,428	(a)
SoFi Professional Loan Program Trust, 2020-A A2FX	2.540%	5/15/46	862,579	805,939	(a)
Texas Natural Gas Securitization Finance Corp., 2023-1 A1	5.102%	4/1/35	3,100,000	3,162,185
Total Asset-Backed Securities (Cost — $24,533,173)				24,755,166
Sovereign Bonds — 2.2%
Argentina — 0.4%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	313,244	125,924
Argentine Republic Government International Bond, Senior Notes, Step bond (0.750% to 7/9/27 then 1.750%)	0.750%	7/9/30	1,435,797	579,354
Argentine Republic Government International Bond, Senior Notes, Step bond (3.625% to 7/9/24 then 4.125%)	3.625%	7/9/35	2,774,802	958,875
Provincia de Buenos Aires, Senior Notes, Step bond (6.375% to 9/1/24 then 6.625%)	6.375%	9/1/37	6,098,795	2,350,876	(a)
Provincia de Buenos Aires, Senior Notes, Step bond (6.375% to 9/1/24 then 6.625%)	6.375%	9/1/37	210,000	80,948	(b)
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	536,100	487,951	(a)
Total Argentina				4,583,928
Bermuda — 0.1%
Bermuda Government International Bond, Senior Notes	2.375%	8/20/30	1,100,000	946,979	(a)
Colombia — 0.1%
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	620,000	523,211

See Notes to Financial Statements.

40	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Israel — 0.1%
Israel Government International Bond, Senior Notes	2.750%	7/3/30	800,000		$708,500
Jordan — 0.5%
Jordan Government International Bond, Senior Notes	4.950%	7/7/25	5,120,000		5,021,404	(a)
Mexico — 0.6%
Mexican Bonos, Senior Notes	8.500%	11/18/38	101,170,000	MXN	5,687,409
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	1,200,000		969,697
Total Mexico					6,657,106
Nigeria — 0.2%
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	1,690,000		1,527,016	(a)
Panama — 0.1%
Panama Government International Bond, Senior Notes	2.252%	9/29/32	1,010,000		738,914
Peru — 0.0%††
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	440,000		384,261
Supranational — 0.1%
Africa Finance Corp., Senior Notes	3.125%	6/16/25	606,000		580,080	(b)
African Export-Import Bank, Senior Notes	2.634%	5/17/26	1,010,000		934,048	(a)
Total Supranational					1,514,128
Total Sovereign Bonds (Cost — $24,795,902)					22,605,447
Collateralized Mortgage Obligations (i) —1.5%
BRAVO Residential Funding Trust, 2023- NQM5 A1	6.505%	6/25/63	877,533		887,618	(a)
BRAVO Residential Funding Trust, 2023- NQM5 A3	7.012%	6/25/63	1,259,070		1,267,974	(a)
CRSO Trust, 2023-BRND A	7.121%	7/10/40	1,326,393		1,383,649	(a)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B1 (30 Day Average SOFR + 3.400%)	8.737%	10/25/41	1,950,000		1,985,082	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2014-C03 1M2 (30 Day Average SOFR + 3.114%)	8.452%	7/25/24	1,051,463		1,062,306	(d)
Federal National Mortgage Association (FNMA) — CAS, 2023-R08 1M1 (30 Day Average SOFR + 1.500%)	6.837%	10/25/43	1,841,256		1,846,480	(a)(d)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	41

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (i) — continued
Federal National Mortgage Association (FNMA) — CAS, 2023-R08 1M2 (30 Day Average SOFR + 2.500%)	7.837%	10/25/43	2,160,000	$2,215,034	(a)(d)
FS Commercial Mortgage Trust, 2023-4SZN B	7.544%	11/10/39	1,190,000	1,239,517	(a)(d)
GS Mortgage Securities Corp., 2023-SHIP A	4.322%	9/10/38	660,000	642,088	(a)(d)
GS Mortgage Securities Corp., 2023-SHIP B	4.936%	9/10/38	1,000,000	973,951	(a)(d)
OBX Trust, 2023-NQM7 A1	6.844%	4/25/63	2,367,669	2,415,371	(a)
Total Collateralized Mortgage Obligations (Cost — $15,644,393)				15,919,070
Municipal Bonds — 0.5%
California — 0.3%
California State, GO, Build America Bonds	7.300%	10/1/39	600,000	726,681
Regents of the University of California Medical Center Pooled Revenue, Series N	3.006%	5/15/50	1,520,000	1,079,507
Regents of the University of California, CA, Medical Center Pooled Revenue, Taxable Bonds, Series Q	4.132%	5/15/32	1,350,000	1,297,043
Total California				3,103,231
Florida — 0.0%††
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	290,000	261,164
New York — 0.1%
Port Authority of New York & New Jersey Revenue, Taxable Consolidated	4.960%	8/1/46	770,000	751,843
Ohio — 0.1%
American Municipal Power-Ohio Inc., Revenue, OH, Build America Bonds	7.499%	2/15/50	480,000	594,585
Total Municipal Bonds (Cost — $5,164,855)				4,710,823
Convertible Bonds & Notes — 0.4%
Communication Services — 0.4%
Media — 0.4%
DISH Network Corp., Senior Notes (Cost — $4,491,325)	2.375%	3/15/24	4,560,000	4,531,500

See Notes to Financial Statements.

42	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Senior Loans — 0.3%
Industrials — 0.2%
Passenger Airlines — 0.2%
Delta Air Lines Inc., Initial Term Loan (3 mo. Term SOFR + 3.750%)	9.166%	10/20/27	960,000	$984,499	(d)(j)(k)
United Airlines Inc., Term Loan B (1 mo. Term SOFR + 3.864%)	9.220%	4/21/28	758,550	762,343	(d)(j)(k)
Total Industrials				1,746,842
Materials — 0.1%
Paper & Forest Products — 0.1%
Asplundh Tree Expert LLC, 2021 Refinancing Term Loan (1 mo. Term SOFR + 1.850%)	7.206%	9/7/27	942,846	945,076	(d)(j)(k)
Schweitzer-Mauduit International Inc., Term Loan B (1 mo. Term SOFR + 3.864%)	9.220%	4/20/28	185,982	185,284	(d)(j)(k)
Total Materials				1,130,360
Total Senior Loans (Cost — $2,837,168)				2,877,202

			Shares
Preferred Stocks — 0.2%
Financials — 0.2%
Banks — 0.1%
KeyCorp, Non Voting Shares (6.200% to 12/15/27 then 5 year Treasury Constant Maturity Rate + 3.132%)	6.200%		73,799	1,583,726	(d)
Insurance — 0.1%
Delphi Financial Group Inc. (3 mo. Term SOFR + 3.452%)	8.831%		15,675	372,203	(d)
Prudential Financial Inc.	5.950%		9,800	249,116
Total Insurance				621,319
Total Preferred Stocks (Cost — $2,481,693)				2,205,045
Total Investments before Short-Term Investments (Cost — $1,023,874,711)				977,257,873
Short-Term Investments — 2.8%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $28,530,796)	5.295%		28,530,796	28,530,796	(l)(m)
Total Investments — 97.6% (Cost — $1,052,405,507)				1,005,788,669
Other Assets in Excess of Liabilities — 2.4%				24,966,542
Total Net Assets — 100.0%				$1,030,755,211

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	43

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).

(f)	Security is valued using significant unobservable inputs (Note 1).

(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(h)	Securities traded on a when-issued or delayed delivery basis.

(i)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Rate shown is one-day yield as of the end of the reporting period.

(m)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2023, the total market value of investments in Affiliated Companies was $28,530,796 and the cost was $28,530,796 (Note 8).

See Notes to Financial Statements.

44	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

Abbreviation(s) used in this schedule:

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

EUR	— Euro

GBP	— British Pound

GO	— General Obligation

GTD	— Guaranteed

ICE	— Intercontinental Exchange

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

PIK	— Payment-In-Kind

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At December 31, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	2,054	3/24	$218,604,740	$223,420,645	$4,815,905
U.S. Treasury Long-Term Bonds	311	3/24	36,043,595	38,855,563	2,811,968
U.S. Treasury Ultra Long-Term Bonds	585	3/24	71,236,960	78,152,344	6,915,384
					14,543,257
Contracts to Sell:
Euro-Bund	4	3/24	591,800	605,936	(14,136)
U.S. Treasury 2-Year Notes	133	3/24	27,195,687	27,386,570	(190,883)
U.S. Treasury 10-Year Notes	314	3/24	34,318,757	35,447,658	(1,128,901)
U.S. Treasury Ultra 10-Year Notes	102	3/24	11,501,639	12,037,594	(535,955)
United Kingdom Long Gilt Bonds	29	3/24	3,531,941	3,794,442	(262,501)
					(2,132,376)
Net unrealized appreciation on open futures contracts					$12,410,881

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	45

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

At December 31, 2023, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	8,068,256	USD	8,553,975	BNP Paribas SA	1/19/24	$360,689
USD	5,720,710	GBP	4,680,566	BNP Paribas SA	1/19/24	(246,092)
MXN	8,716,000	USD	499,115	Goldman Sachs Group Inc.	1/19/24	12,313
MXN	76,470,000	USD	4,166,803	JPMorgan Chase & Co.	1/19/24	320,224
BRL	22,953,674	USD	4,483,052	Morgan Stanley & Co. Inc.	1/19/24	236,014
JPY	1,188,985,486	USD	8,070,433	Morgan Stanley & Co. Inc.	1/19/24	389,923
Net unrealized appreciation on open forward foreign currency contracts						$1,073,071

Abbreviation(s) used in this table:

BRL	— Brazilian Real

EUR	— Euro

GBP	— British Pound

JPY	— Japanese Yen

MXN	— Mexican Peso

USD	— United States Dollar

At December 31, 2023, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Implied Credit Spread at December 31, 2023[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Volkswagen International Finance NV, 5.547%, due 11/16/24)[4]	4,500,000	EUR	12/20/24	0.443%	1.000% quarterly	$26,744	$10,300	$16,444

See Notes to Financial Statements.

46	Western Asset Corporate Bond Fund 2023 Annual Report

Western Asset Corporate Bond Fund

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[5]
Swap Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Implied Credit Spread at December 31, 2023[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley & Co. Inc. (Mercedes-Benz Group AG, 1.400%, due 1/12/24)	4,500,000	EUR	12/20/24	0.176%	1.000% quarterly	$(39,669)	$(19,652)	$(20,017)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[5]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[6]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.41 Index	$19,255,500	12/20/28	5.000% quarterly	$(1,123,229)	$(131,134)	$(992,095)
Markit CDX.NA.IG.41 Index	19,584,000	12/20/28	1.000% quarterly	(379,874)	(267,422)	(112,452)
Total	$38,839,500			$(1,503,103)	$(398,556)	$(1,104,547)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	47

Schedule of investments (cont’d)

December 31, 2023

Western Asset Corporate Bond Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]	Variable rate security. Interest rate disclosed is as of the most recent information available.

[5]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[6]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Abbreviation(s) used in this table:

EUR	— Euro

See Notes to Financial Statements.

48	Western Asset Corporate Bond Fund 2023 Annual Report

Statement of assets and liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $1,023,874,711)	$977,257,873
Investments in affiliated securities, at value (Cost — $28,530,796)	28,530,796
Foreign currency, at value (Cost — $3,350,345)	3,483,847
Cash	1,323,424
Interest receivable	11,678,619
Deposits with brokers for open futures contracts	7,152,797
Receivable for Fund shares sold	1,476,107
Unrealized appreciation on forward foreign currency contracts	1,319,163
Deposits with brokers for centrally cleared swap contracts	1,207,000
Foreign currency collateral for open futures contracts, at value (Cost — $187,859)	207,609
Dividends receivable from affiliated investments	43,072
OTC swaps, at value (premiums paid — $10,300)	26,744
Receivable from brokers — net variation margin on centrally cleared swap contracts	20,421
Receivable for open OTC swap contracts	1,655
Other assets	1,226
Prepaid expenses	22,770
Total Assets	1,033,753,123

Liabilities:
Payable for Fund shares repurchased	1,520,248
Investment management fee payable	393,495
Distributions payable	294,016
Unrealized depreciation on forward foreign currency contracts	246,092
Transfer agent fees payable	188,168
Payable to brokers — net variation margin on open futures contracts	141,463
Service and/or distribution fees payable	66,465
OTC swaps, at value (premiums received — $19,652)	39,669
Trustees’ fees payable	6,330
Payable for open OTC swap contracts	1,655
Accrued expenses	100,311
Total Liabilities	2,997,912
Total Net Assets	$1,030,755,211

Net Assets:
Par value (Note 7)	$956
Paid-in capital in excess of par value	1,264,718,119
Total distributable earnings (loss)	(233,963,864)
Total Net Assets	$1,030,755,211

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	49

Statement of assets and liabilities (cont’d)

December 31, 2023

Net Assets:
Class A	$263,239,866
Class C	$9,376,031
Class C1	$232,660
Class I	$749,292,975
Class P	$8,613,679

Shares Outstanding:
Class A	24,410,986
Class C	869,586
Class C1	21,727
Class I	69,497,102
Class P	799,627

Net Asset Value:
Class A (and redemption price)	$10.78
Class C*	$10.78
Class C1*	$10.71
Class I (and redemption price)	$10.78
Class P (and redemption price)	$10.77
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 3.75%)	$11.20

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

50	Western Asset Corporate Bond Fund 2023 Annual Report

Statement of operations

For the Year Ended December 31, 2023

Investment Income:
Interest	$55,904,027
Dividends from affiliated investments	376,193
Dividends from unaffiliated investments	173,639
Less: Foreign taxes withheld	(4,785)
Total Investment Income	56,449,074

Expenses:
Investment management fee (Note 2)	4,771,339
Transfer agent fees (Notes 2 and 5)	1,227,537
Service and/or distribution fees (Notes 2 and 5)	771,556
Registration fees	112,055
Fund accounting fees	84,306
Audit and tax fees	42,723
Legal fees	37,174
Shareholder reports	33,418
Trustees’ fees	24,373
Commitment fees (Note 9)	9,110
Insurance	7,633
Custody fees	1,749
Miscellaneous expenses	15,277
Total Expenses	7,138,250
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(323,283)
Net Expenses	6,814,967
Net Investment Income	49,634,107

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(82,834,721)
Futures contracts	(16,229,170)
Swap contracts	(3,081,494)
Forward foreign currency contracts	(670,238)
Foreign currency transactions	182,715
Net Realized Loss	(102,632,908)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	118,780,850
Futures contracts	12,697,907
Swap contracts	(24,908)
Forward foreign currency contracts	652,617
Foreign currencies	117,226
Change in Net Unrealized Appreciation (Depreciation)	132,223,692
Net Gain on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	29,590,784
Increase in Net Assets From Operations	$79,224,891

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	51

Statements of changes in net assets

For the Years Ended December 31,	2023	2022

Operations:
Net investment income	$49,634,107	$44,776,910
Net realized loss	(102,632,908)	(81,826,804)
Change in net unrealized appreciation (depreciation)	132,223,692	(208,716,986)
Increase (Decrease) in Net Assets From Operations	79,224,891	(245,766,880)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(52,184,941)	(49,854,362)
Decrease in Net Assets From Distributions to Shareholders	(52,184,941)	(49,854,362)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	302,997,979	568,282,864
Reinvestment of distributions	48,601,823	47,190,543
Cost of shares repurchased	(602,819,373)	(539,893,998)
Increase (Decrease) in Net Assets From Fund Share Transactions	(251,219,571)	75,579,409
Decrease in Net Assets	(224,179,621)	(220,041,833)

Net Assets:
Beginning of year	1,254,934,832	1,474,976,665
End of year	$1,030,755,211	$1,254,934,832

See Notes to Financial Statements.

52	Western Asset Corporate Bond Fund 2023 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.52	$13.11	$13.67	$12.90	$11.72

Income (loss) from operations:
Net investment income	0.47	0.35	0.32	0.38	0.43
Net realized and unrealized gain (loss)	0.28	(2.55)	(0.43)	0.98	1.24
Total income (loss) from operations	0.75	(2.20)	(0.11)	1.36	1.67

Less distributions from:
Net investment income	(0.49)	(0.38)	(0.35)	(0.43)	(0.46)
Net realized gains	—	(0.01)	(0.10)	(0.16)	(0.03)
Total distributions	(0.49)	(0.39)	(0.45)	(0.59)	(0.49)

Net asset value, end of year	$10.78	$10.52	$13.11	$13.67	$12.90
Total return[2]	7.41%	(16.86)%	(0.72)%	10.80%	14.40%

Net assets, end of year (millions)	$263	$253	$329	$328	$271

Ratios to average net assets:
Gross expenses	0.88%	0.89%	0.87%	0.91%	0.93%
Net expenses[3,4]	0.88	0.89	0.87	0.90	0.93
Net investment income	4.47	3.11	2.40	2.92	3.40

Portfolio turnover rate	77%	79%	63%	98%	84%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	53

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.52	$13.11	$13.66	$12.90	$11.72

Income (loss) from operations:
Net investment income	0.40	0.27	0.23	0.29	0.34
Net realized and unrealized gain (loss)	0.28	(2.54)	(0.42)	0.97	1.24
Total income (loss) from operations	0.68	(2.27)	(0.19)	1.26	1.58

Less distributions from:
Net investment income	(0.42)	(0.31)	(0.26)	(0.34)	(0.37)
Net realized gains	—	(0.01)	(0.10)	(0.16)	(0.03)
Total distributions	(0.42)	(0.32)	(0.36)	(0.50)	(0.40)

Net asset value, end of year	$10.78	$10.52	$13.11	$13.66	$12.90
Total return[2]	6.70%	(17.42)%	(1.41)%	10.06%	13.65%

Net assets, end of year (000s)	$9,376	$10,346	$14,032	$14,328	$9,622

Ratios to average net assets:
Gross expenses	1.55%	1.56%	1.56%	1.57%	1.59%
Net expenses[3,4]	1.55	1.56	1.56	1.57	1.59
Net investment income	3.78	2.42	1.72	2.24	2.74

Portfolio turnover rate	77%	79%	63%	98%	84%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

54	Western Asset Corporate Bond Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.45	$13.03	$13.58	$12.82	$11.65

Income (loss) from operations:
Net investment income	0.41	0.29	0.25	0.32	0.38
Net realized and unrealized gain (loss)	0.29	(2.53)	(0.42)	0.97	1.23
Total income (loss) from operations	0.70	(2.24)	(0.17)	1.29	1.61

Less distributions from:
Net investment income	(0.44)	(0.33)	(0.28)	(0.37)	(0.41)
Net realized gains	—	(0.01)	(0.10)	(0.16)	(0.03)
Total distributions	(0.44)	(0.34)	(0.38)	(0.53)	(0.44)

Net asset value, end of year	$10.71	$10.45	$13.03	$13.58	$12.82
Total return[2]	6.84%	(17.21)%	(1.20)%	10.24%	13.98%

Net assets, end of year (000s)	$233	$236	$324	$979	$1,514

Ratios to average net assets:
Gross expenses	1.54%	1.84%	1.61%	1.48%	1.37%
Net expenses[3,4]	1.40	1.40	1.40	1.40	1.37
Net investment income	3.95	2.62	1.93	2.46	3.07

Portfolio turnover rate	77%	79%	63%	98%	84%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	55

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.52	$13.11	$13.67	$12.90	$11.72

Income (loss) from operations:
Net investment income	0.50	0.39	0.36	0.43	0.46
Net realized and unrealized gain (loss)	0.29	(2.55)	(0.42)	0.98	1.25
Total income (loss) from operations	0.79	(2.16)	(0.06)	1.41	1.71

Less distributions from:
Net investment income	(0.53)	(0.42)	(0.40)	(0.48)	(0.50)
Net realized gains	—	(0.01)	(0.10)	(0.16)	(0.03)
Total distributions	(0.53)	(0.43)	(0.50)	(0.64)	(0.53)

Net asset value, end of year	$10.78	$10.52	$13.11	$13.67	$12.90
Total return[2]	7.76%	(16.57)%	(0.40)%	11.19%	14.68%

Net assets, end of year (millions)	$749	$982	$1,118	$706	$467

Ratios to average net assets:
Gross expenses	0.59%	0.60%	0.59%	0.61%	0.62%
Net expenses[3,4]	0.55	0.55	0.55	0.55	0.60
Net investment income	4.77	3.48	2.69	3.27	3.69

Portfolio turnover rate	77%	79%	63%	98%	84%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective November 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. From March 31, 2017 through November 12, 2019, the expense limitation was 0.65%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

56	Western Asset Corporate Bond Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class P Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.51	$13.09	$13.65	$12.89	$11.71

Income (loss) from operations:
Net investment income	0.44	0.33	0.29	0.37	0.41
Net realized and unrealized gain (loss)	0.29	(2.54)	(0.42)	0.96	1.24
Total income (loss) from operations	0.73	(2.21)	(0.13)	1.33	1.65

Less distributions from:
Net investment income	(0.47)	(0.36)	(0.33)	(0.41)	(0.44)
Net realized gains	—	(0.01)	(0.10)	(0.16)	(0.03)
Total distributions	(0.47)	(0.37)	(0.43)	(0.57)	(0.47)

Net asset value, end of year	$10.77	$10.51	$13.09	$13.65	$12.89
Total return[2]	7.18%	(16.98)%	(1.01)%	10.63%	14.22%

Net assets, end of year (000s)	$8,614	$9,836	$13,586	$16,119	$43,964

Ratios to average net assets:
Gross expenses	1.10%	1.09%	1.09%	1.08%	1.10%
Net expenses[3,4]	1.10	1.09	1.09	1.08	1.10
Net investment income	4.23	2.90	2.19	2.85	3.24

Portfolio turnover rate	77%	79%	63%	98%	84%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class P shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2023 Annual Report	57

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services –Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee

58	Western Asset Corporate Bond Fund 2023 Annual Report

(the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Corporate Bond Fund 2023 Annual Report	59

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Energy	—	$156,440,258	$3,088,800	$159,529,058
Other Corporate Bonds & Notes	—	714,377,261	—	714,377,261
U.S. Government & Agency Obligations	—	25,747,301	—	25,747,301
Asset-Backed Securities	—	24,755,166	—	24,755,166
Sovereign Bonds	—	22,605,447	—	22,605,447
Collateralized Mortgage Obligations	—	15,919,070	—	15,919,070
Municipal Bonds	—	4,710,823	—	4,710,823
Convertible Bonds & Notes	—	4,531,500	—	4,531,500
Senior Loans	—	2,877,202	—	2,877,202
Preferred Stocks:
Financials	$1,832,842	372,203	—	2,205,045
Total Long-Term Investments	1,832,842	972,336,231	3,088,800	977,257,873
Short-Term Investments†	28,530,796	—	—	28,530,796
Total Investments	$30,363,638	$972,336,231	$3,088,800	$1,005,788,669
Other Financial Instruments:
Futures Contracts††	$14,543,257	—	—	$14,543,257
Forward Foreign Currency Contracts††	—	$1,319,163	—	1,319,163
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	26,744	—	26,744
Total Other Financial Instruments	$14,543,257	$1,345,907	—	$15,889,164
Total	$44,906,895	$973,682,138	$3,088,800	$1,021,677,833

`60	Western Asset Corporate Bond Fund 2023 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$2,132,376	—	—	$2,132,376
Forward Foreign Currency Contracts††	—	$246,092	—	246,092
OTC Credit Default Swaps on Corporate Issues — Buy Protection‡	—	39,669	—	39,669
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	1,104,547	—	1,104,547
Total	$2,132,376	$1,390,308	—	$3,522,684

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign

Western Asset Corporate Bond Fund 2023 Annual Report	61

Notes to financial statements (cont’d)

currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

`62	Western Asset Corporate Bond Fund 2023 Annual Report

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2023, the total notional value of all credit default swaps to sell protection was EUR 4,500,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2023, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well

Western Asset Corporate Bond Fund 2023 Annual Report	63

Notes to financial statements (cont’d)

as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

(f) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

`64	Western Asset Corporate Bond Fund 2023 Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

Western Asset Corporate Bond Fund 2023 Annual Report	65

Notes to financial statements (cont’d)

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

`66	Western Asset Corporate Bond Fund 2023 Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2023, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $285,761. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

At December 31, 2023, the Fund held non-cash collateral from Morgan Stanley & Co. Inc. in the amount of $224,146. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset Corporate Bond Fund 2023 Annual Report	67

Notes to financial statements (cont’d)

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$217,366	$(217,366)

(a)	Reclassifications are due to a taxable overdistribution.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. FTFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

FTFA provides administrative and certain oversight services to the Fund. FTFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, FTFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and FTFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class I and Class P shares did not exceed 0.95%, 1.70%, 1.40%, 0.55% and 1.20%, respectively. These expense limitation arrangements cannot be terminated prior to

`68	Western Asset Corporate Bond Fund 2023 Annual Report

December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2023, fees waived and/or expenses reimbursed amounted to $323,283, which included an affiliated money market fund waiver of $5,612.

FTFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2023, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by FTFA and respective dates of expiration as follows:

	Class C1	Class I
Expires December 31, 2024	$1,067	$511,131
Expires December 31, 2025	346	317,325
Total fee waivers/expense reimbursements subject to recapture	$1,771	$1,082,823

For the year ended December 31, 2023, FTFA did not recapture any fees.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Each class of shares of the Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, each class reimburses Investor Services for out of pocket expenses incurred. For the year ended December 31, 2023, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $18,532 was earned by Investor Services.

There is a maximum initial sales charge of 3.75% for Class A shares. Class C and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other

Western Asset Corporate Bond Fund 2023 Annual Report	69

Notes to financial statements (cont’d)

shares of funds sold by Franklin Distributors, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$10,922	—
CDSCs	1,108	$680

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$599,935,033	$178,747,527
Sales	837,411,599	183,742,979

At December 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,065,073,452	$17,879,631	$(77,164,414)	$(59,284,783)
Futures contracts	—	14,543,257	(2,132,376)	12,410,881
Forward foreign currency contracts	—	1,319,163	(246,092)	1,073,071
Swap contracts	(407,908)	16,444	(1,124,564)	(1,108,120)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2023.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$14,543,257	—	—	$14,543,257
Forward foreign currency contracts	—	$1,319,163	—	1,319,163
OTC swap contracts[3]	—	—	$26,744	26,744
Total	$14,543,257	$1,319,163	$26,744	$15,889,164

`70	Western Asset Corporate Bond Fund 2023 Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$2,132,376	—	—	$2,132,376
Forward foreign currency contracts	—	$246,092	—	246,092
OTC swap contracts[3]	—	—	$39,669	39,669
Centrally cleared swap contracts[4]	—	—	1,104,547	1,104,547
Total	$2,132,376	$246,092	$1,144,216	$3,522,684

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(16,229,170)	—	—	$(16,229,170)
Swap contracts	—	—	$(3,081,494)	(3,081,494)
Forward foreign currency contracts	—	$(670,238)	—	(670,238)
Total	$(16,229,170)	$(670,238)	$(3,081,494)	$(19,980,902)

.CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$12,697,907	—	—	$12,697,907
Swap contracts	—	—	$(24,908)	(24,908)
Forward foreign currency contracts	—	$652,617	—	652,617
Total	$12,697,907	$652,617	$(24,908)	$13,325,616

Western Asset Corporate Bond Fund 2023 Annual Report	71

Notes to financial statements (cont’d)

During the year ended December 31, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$335,195,410
Futures contracts (to sell)	50,185,412
Forward foreign currency contracts (to buy)	22,198,391
Forward foreign currency contracts (to sell)	5,827,026

Average Notional Balance
Credit default swap contracts (buy protection)	$64,074,710
Credit default swap contracts (sell protection)	4,864,657

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2023.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
BNP Paribas SA	$360,689	$(246,092)	$114,597	—	$114,597
Goldman Sachs Group Inc.	12,313	—	12,313	—	12,313
JPMorgan Chase & Co.	320,224	—	320,224	—	320,224
Morgan Stanley & Co. Inc.	652,681	(39,669)	613,012	$(224,146)	388,866
Total	$1,345,907	$(285,761)	$1,060,146	$(224,146)	$836,000

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class P shares calculated at the annual rate of 0.25%, 1.00%, 0.70% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

`72	Western Asset Corporate Bond Fund 2023 Annual Report

For the year ended December 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$629,501	$374,808
Class C	94,816	6,234
Class C1	1,683	863
Class I	—	835,031
Class P	45,556	10,601
Total	$771,556	$1,227,537

For the year ended December 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,330
Class C	50
Class C1	347
Class I	321,508
Class P	48
Total	$323,283

6. Distributions to shareholders by class

	Year Ended December 31, 2023	Year Ended December 31, 2022
Net Investment Income:
Class A	$11,856,633	$9,434,586
Class C	382,002	306,701
Class C1	10,209	7,213
Class I	39,528,196	38,477,388
Class P	407,901	351,905
Total	$52,184,941	$48,577,793

Net Realized Gains:
Class A	—	$258,558
Class C	—	10,583
Class C1	—	225
Class I	—	997,023
Class P	—	10,180
Total	—	$1,276,569

7. Shares of beneficial interest

At December 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same

Western Asset Corporate Bond Fund 2023 Annual Report	73

Notes to financial statements (cont’d)

rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,418,135	$35,775,152	2,781,603	$31,899,824
Shares issued on reinvestment	1,095,402	11,471,173	850,419	9,414,730
Shares repurchased	(4,130,902)	(43,268,767)	(4,716,659)	(53,203,896)
Net increase (decrease)	382,635	$3,977,558	(1,084,637)	$(11,889,342)

Class C
Shares sold	130,025	$1,364,239	175,007	$1,926,811
Shares issued on reinvestment	32,210	337,480	24,362	268,989
Shares repurchased	(276,375)	(2,883,872)	(286,340)	(3,202,045)
Net decrease	(114,140)	$(1,182,153)	(86,971)	$(1,006,245)

Class C1
Shares sold	1,785	$18,575	1,748	$19,545
Shares issued on reinvestment	975	10,142	678	7,421
Shares repurchased	(3,573)	(35,277)	(4,746)	(59,612)
Net decrease	(813)	$(6,560)	(2,320)	$(32,646)

Class I
Shares sold	25,185,776	$265,498,715	46,548,368	$533,887,768
Shares issued on reinvestment	3,467,177	36,390,927	3,364,573	37,153,089
Shares repurchased	(52,508,967)	(554,474,961)	(41,853,686)	(481,347,010)
Net increase (decrease)	(23,856,014)	$(252,585,319)	8,059,255	$89,693,847

Class P
Shares sold	32,312	$341,298	48,758	$548,916
Shares issued on reinvestment	37,449	392,101	31,343	346,314
Shares repurchased	(206,329)	(2,156,496)	(181,539)	(2,081,435)
Net decrease	(136,568)	$(1,423,097)	(101,438)	$(1,186,205)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

74	Western Asset Corporate Bond Fund 2023 Annual Report

all or some portion of the year ended December 31, 2023. The following transactions were effected in such company for the year ended December 31, 2023.

,	Affiliate Value at December 31,	Purchased		Sold
	2022	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$12,482,788	$439,870,770	439,870,770	$423,822,762	423,822,762

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2023
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$376,193	—	$28,530,796

9. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on January 31, 2025.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended December 31, 2023.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$52,184,941	$48,578,922
Net long-term capital gains	—	1,275,440
Total distributions paid	$52,184,941	$49,854,362

Western Asset Corporate Bond Fund 2023 Annual Report	75

Notes to financial statements (cont’d)

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(173,165,157)
Other book/tax temporary differences(a)	(14,046,105)
Unrealized appreciation (depreciation)(b)	(46,752,602)
Total distributable earnings (loss) — net	$(233,963,864)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the difference between cash and accrual basis distributions paid and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities and the difference between the book and tax cost basis of investments in partnerships.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

76	Western Asset Corporate Bond Fund 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Corporate Bond Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023, and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Corporate Bond Fund 2023 Annual Report	77

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Corporate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	None

78	Western Asset Corporate Bond Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); and Republic Services, Inc. (since 2009)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Western Asset Corporate Bond Fund	79

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997)

80	Western Asset Corporate Bond Fund

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of funds in fund complex overseen by Trustee[3]	123
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Western Asset Corporate Bond Fund	81

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Marc A. De Oliveira

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

82	Western Asset Corporate Bond Fund

Additional Officers (cont’d)

Jeanne M. Kelly

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); and Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and the all of investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from FTFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

Western Asset Corporate Bond Fund	83

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2023:

	Pursuant to:	Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$173,639
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$173,639
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$31,107,118
Section 163(j) Interest Earned	§163(j)	$54,226,659
Interest Earned from Federal Obligations	Note (1)	$190,220

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

84	Western Asset Corporate Bond Fund

Western Asset

Corporate Bond Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Franklin Templeton Fund Adviser, LLC*

Subadviser

Western Asset Management Company, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Western Asset Corporate Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Corporate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Corporate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD00317 2/24 SR24-4828

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial expert,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial expert. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2022 and December 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $124,686 in December 31, 2022 and $124,686 in December 31, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2022 and $0 in December 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $30,000 in December 31, 2022 and $30,000 in December 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in December 31, 2022 and $0 in December 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Adviser, LLC (“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $350,359 in December 31, 2022 and $342,635 in December 31, 2023.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 28, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 28, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 28, 2024